CONFORMED
SEC. File Nos.  33-6180
                811-4694

                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM N-1A
                             Registration Statement
                                     Under
                            the Securities Act of 1933
                        Post-Effective Amendment No. 17
                                      and
                             Registration Statement
                                     Under
                         The Investment Company Act of 1940
                              Amendment No. 19

                      THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                  (Exact Name of Registrant as specified in charter)
                            333 South Hope Street
                         Los Angeles, California 90071
                      (Address of principal executive offices)

                  Registrant's telephone number, including area code:
                                  (213) 486-9200


                           JULIE F. WILLIAMS, Secretary
                      The American Funds Tax-Exempt Series II
                               333 South Hope Street
                           Los Angeles, California 90071
                       (name and address of agent for service)


                                    Copies to:
                             Robert E. Carlson, Esq.
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                         555 S. Flower Street, 23rd Floor
                           Los Angeles, CA  90071-2371
                           (Counsel for the Registrant)

                   Approximate date of proposed public offering:
It is proposed that this filing become effective on November 1, 1998, pursuant to paragraph (b) of rule 485.



                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                             CROSS REFERENCE SHEET

ITEM NUMBER OF                                                 CAPTIONS IN PROSPECTUS (PART "A")
PART "A" OF FORM N-1A



1.      Front and Back Cover Pages                             Front and Back Cover Pages

2.      Risk/Return Summary:  Investments, Risks and           Risk/Return Summary
        Performance

3.      Risk/Return Summary:  Fee Table                        Risk/Return Summary

4.      Investment Objectives, Principal Strategies,           Investment Objectives, Strategies and
        and Related Risks                                      Risks

5.      Management's Discussion of Fund Performance            N/A

6.      Management, Organization, and Capital Structure        Management and Organization

7.      Shareholder Information                                Shareholder Information

8.      Distribution Arrangements                              Shareholder Information

9.      Financial Highlights Information                       Financial Highlights



ITEM NUMBER OF                                                 CAPTIONS IN STATEMENT OF
PART "B" OF FORM N-1A                                          ADDITIONAL INFORMATION (PART "B")



10.     Cover Page and Table of Contents                       Cover Page and Table of Contents

11.     Fund History                                           Fund Organization

12.     Description of the Fund and its Investments and        Fund Organization; Investment
        Risks                                                  Restrictions; Description of Certain
                                                               Securities and Investment Techniques

13.     Management of the Fund                                 Management; Fund Officers and Trustees

14.     Control Persons and Principal Holders of               N/A
        Securities

15.     Investment Advisory and Other Services                 Management; General Information; Fund
                                                               Officers andTrustees

16.     Brokerage Allocation and Other Practices               Management; Execution of Portfolio
                                                               Transactions

17.     Capital Stock and Other Securities                     None

18.     Purchase, Redemption and Pricing of Shares             Purchase of Shares; Selling Shares;
                                                               Shareholder Account Services and
                                                               Privileges; General Information

19.     Taxation of Fund                                       Dividends and Distributions

20.     Underwriters                                           Management

21.     Calculation of Performance Data                        Investment Results and Related
                                                               Statistics

22.     Financial Statements                                   Financial Statements



ITEM IN PART "C"



23.     Exhibits

24.     Persons Controlled by or under
        Common Control with Registrant

25.     Indemnification

26.     Business and Other Connections of
        Investment Adviser

27.     Principal Underwriters

28.     Location of Accounts and Records

29.     Management Services

30.     Undertakings

        Signature Page


                                     [LOGO]

--------------------------------------------------------------------------------
                                 The Tax-Exempt
                             Fund of California-SM-
                                   PROSPECTUS

                                NOVEMBER 1, 1998

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Tax-Exempt Fund of California

333 South Hope Street
Los Angeles, California 90071
TICKER SYMBOL: TAFTX  NEWSPAPER ABBREV.: TECA  FUND NO.: 20

-------------------------------------------------------------------

TABLE OF CONTENTS

Risk/Return Summary                                                     3

 ........................................................................
Fees and Expenses of the Fund                                           6

 ........................................................................
Investment Objectives, Strategies and Risks                             7

 ........................................................................
Important Recent Developments                                           9

 ........................................................................
Management and Organization                                             9

 ........................................................................
Shareholder Information                                                11

 ........................................................................
Purchase and Exchange of Shares                                        12

 ........................................................................
Distribution Arrangements                                              15

 ........................................................................
Financial Highlights                                                   17

 ........................................................................
Appendix                                                               18

-------------------------------------------------------------------

20-010-1198/MC

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

The fund's primary objective is to provide you with a high level of current income exempt from regular federal and California income taxes. Its secondary objective is to preserve your investment. It invests primarily in municipal bonds, including lower quality bonds, issued by municipalities in the state of California including counties, cities, towns, and various regional or special districts.

The fund is designed for investors seeking income exempt from federal and state taxes, and capital preservation over the long term. An investment in the fund is subject to risks, including the possibility that its share value and total return may decline in response to certain events such as changes in the market or general economy. Because the fund invests in securities issued by California municipalities, the fund is more susceptible to factors adversely affecting issuers of California securities than is a comparable municipal bond mutual fund which does not concentrate in a single state. The values of debt securities may be affected by changing interest rates and credit ratings. In addition, lower quality bonds will be subject to greater credit risk and price fluctuations than higher quality bonds. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.


Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

                           THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      3

Investment Results

The following information illustrates how the fund's results may vary:
  Here are the fund's results calculated without a sales charge on a CALENDAR YEAR basis. (If a sales charge were included, results would be lower.)

[begin bar chart]

   88        8.46%
89             9.97%
90             5.60%
91            10.10%
92             8.25%
93            12.87%
94            -5.08%
95            17.59%
96             4.27%
97             8.54%

[end bar chart]

  THE FUND'S YEAR-TO-DATE RETURN FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 WAS 5.73%.

The fund's highest/lowest QUARTERLY results during this time period were:

X  Highest  7.46% (quarter ended March 31, 1995)

X  Lowest -4.68% (quarter ended March 31, 1994)

4     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

For periods ended December 31, 1997:

                                          The
                                          fund
                                          with
                                         maximum
                                         sales
Average Annual                           charge  Lehman
Total Return:                            deducted(1) Index2
-------------------------------------------------------
One Year                                 3.37%    9.19%
 ......................................................
Five Years                               6.31%    7.36%
 ......................................................
Ten Years                                7.38%    8.58%
 ......................................................
Lifetime3                                6.76%    7.96%

Yield1: 4.04%

(For current yield information, please call American
FundsLine-Registered Trademark- at 1-800-325-3590)

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA WHICH REQUIRES THAT THE MAXIMUM SALES CHARGE BE DEDUCTED. RESULTS WOULD BE HIGHER IF THEY WERE CALCULATED AT NET ASSET VALUE.

(2) THE LEHMAN BROTHERS MUNICIPAL BOND INDEX REPRESENTS THE LONG-TERM INVESTMENT GRADE MUNICIPAL BOND MARKET. THIS INDEX IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON OCTOBER 28, 1986.

These results are meant to illustrate the potential fluctuations in the fund's results over shorter periods of time. Past results are not an indication of future results.

                           THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      5

-------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

Shareholder Fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

-------------------------------------------------
Maximum sales charge imposed on
purchases
(AS A PERCENTAGE OF OFFERING PRICE)      4.75%(1)
 ................................................
Maximum sales charge imposed on
reinvested dividends                        0%
 ................................................
Maximum deferred sales charge               0%(2)
 ................................................
Redemption or exchange fees                 0%

1 SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES.

2 A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES ON CERTAIN REDEMPTIONS MADE
  WITHIN 12 MONTHS FOLLOWING ANY PURCHASE YOU MADE WITHOUT A SALES CHARGE.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

---------------------------------------------
Management Fees                        0.39%
 ............................................
Service (12b-1) Fees                   0.23%*
 ............................................
Other Expenses                         0.09%
 ............................................
Total Annual Fund Operating Expenses   0.71%

* 12B-1 EXPENSES MAY NOT EXCEED 0.25% OF THE FUND'S AVERAGE NET ASSETS ANNUALLY.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------
One year                                 $  544
 ................................................
Three years                              $  691
 ................................................
Five years                               $  851
 ................................................
Ten years                                $1,316

6     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund's primary investment objective is to provide you with a high level of current income exempt from regular federal and California income taxes. Its secondary objective is preservation of capital. The fund seeks to achieve these objectives by investing primarily in municipal bonds, including lower quality bonds, issued by municipalities in the state of California. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. In addition, the fund may invest up to 20% of its assets in securities that may subject you to federal alternative minimum taxes.

Because the fund invests in securities of issuers within the State of California, the fund is more susceptible to factors adversely affecting issuers of California securities than is a comparable municipal bond mutual fund which does not concentrate in a single state. For example, in the past, California voters have passed amendments to the state's constitution and other measures that limit the taxing and spending authority of California governmental entities and future voter initiatives may adversely affect California municipal bonds. More detailed information about the risks of investing in California is contained in the Statement of Additional Information.

The fund will invest primarily in debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or unrated but determined to be of equivalent quality) and may invest up to 20% of its assets in debt securities rated Ba and BB or below. The values of debt securities held by the fund may be affected by changing interest rates, effective maturities and credit ratings. For example, the values of bonds in the fund's portfolio generally will decline when interest rates rise and vice versa. The values of lower quality bonds may be subject to greater credit risk and price fluctuations than higher quality bonds. The fund's investment adviser attempts to reduce these risks by doing a credit analysis of each issuer as well as by monitoring economic and legislative developments. The fund may also invest in cash, cash equivalents, or taxable debt securities. The extent of the fund's cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. For example, under certain circumstances, in response to abnormal market conditions, the fund may be invested substantially in cash or cash equivalents. This will detract from the achievement of the fund's objective over the short term, and it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund's portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities which represent good long-term investment opportunities.

                           THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      7

Additional Investment Results

The following additional investment results are for periods ended
December 31, 1997:

Average Annual                            The fund with no     Lipper
Total Return                              sales charge(1)     average(2)
----------------------------------------------------------------------
One Year                                       8.54%           9.19%
 .....................................................................
Five Years                                     7.35%           7.01%
 .....................................................................
Ten Years                                      7.91%           8.10%
 .....................................................................
Lifetime(3)                                    7.22%           7.18%

(1) THESE FUND RESULTS WERE CALCULATED ACCORDING TO A FORMULA THAT IS REQUIRED FOR ALL STOCK AND BOND FUNDS.

(2) THE LIPPER GENERAL MUNICIPAL DEBT FUNDS AVERAGE REPRESENTS FUNDS THAT LIMIT THEIR ASSETS TO THOSE SECURITIES THAT PROVIDE INCOME THAT IS EXEMPT FROM TAXATION IN CALIFORNIA. THIS AVERAGE IS UNMANAGED AND DOES NOT REFLECT SALES CHARGES, COMMISSIONS OR EXPENSES.

(3) THE FUND BEGAN INVESTMENT OPERATIONS ON OCTOBER 28, 1986.

  THE FOLLOWING CHART ILLUSTRATES THE QUALITY RATINGS OF THE VARIOUS BONDS HELD IN THE PORTFOLIO AS OF THE END OF THE FUND'S FISCAL YEAR, AUGUST 31, 1998. SEE THE APPENDIX FOR A DESCRIPTION OF QUALITY RATINGS.

[begin pie chart]

            AAA                 33.3%
AA                                 8.6%
A                                 14.8%
BBB                               22.7%
BB                                11.7%
B                                  2.8%
Cash and Short-term
Securities                         5.6%

 [end pie chart]
   BECAUSE THE FUND IS ACTIVELY MANAGED, ITS HOLDINGS WILL CHANGE FROM TIME TO TIME.

8     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

-------------------------------------------------------------------

IMPORTANT RECENT DEVELOPMENTS

Year 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers -- including the investment adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

-------------------------------------------------------------------

MANAGEMENT AND ORGANIZATION

Investment Adviser

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

                           THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      9

--------------------------------------------------------------------------------

Multiple Portfolio Counselor System

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for The Tax-Exempt Fund of California are listed below.

                                                                                        Approximate Years
                                                                                         of Experience as
                                                                                                an
                                                                                            Investment
                                                                                           Professional
                                                                                          (including the
                                                                                         last five years)
                                                                                          With
                                                                                        Capital
                                                                                        Ressearch
                                                             Years of Experience        and
                                                            as Portfolio Counselor      Management
Portfolio Counselors                                       for The Tax-Exempt Fund      Company
 for The Tax-Exempt                                             of California              or      Total
 Fund of California           Primary Title(s)                  (approximate)           affiliates  Years
----------------------------------------------------------------------------------------------------------
Neil L. Langberg       Senior Vice President of the     12 years (since the fund began  20 years  20 years
                       fund. Vice President --          operations)
                       Investment Management Group,
                       Capital Research and
                       Management Company
----------------------------------------------------------------------------------------------------------
Mark R. Macdonald      Vice President -- Investment     4 years                         4 years   13 years
                       Management Group, Capital
                       Research and Management
                       Company
----------------------------------------------------------------------------------------------------------
David A. Hoag          Vice President and Director,     5 years                         7 years   10 years
                       Capital Research Company*
----------------------------------------------------------------------------------------------------------

  THE FUND BEGAN OPERATIONS ON OCTOBER 28, 1986.
 * A WHOLLY OWNED SUBSIDIARY OF CAPITAL RESEARCH AND MANAGEMENT COMPANY

10     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

Shareholder Services

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  American Funds Service Company Service Areas
                    Call toll-free from anywhere in the U.S.
                             (8 a.m. to 8 p.m. ET):
                                  800/421-0180
                                     [MAP]

  Western Service       Western Central       Eastern Central       Eastern Service
  Center                Service Center        Service Center        Center
  American Funds        American Funds        American Funds        American Funds
  Service Company       Service Company       Service Company       Service Company
  P.O. Box 2205         P.O. Box 659522       P.O. Box 6007         P.O. Box 2280
  Brea, California      San Antonio, Texas    Indianapolis,         Norfolk, Virginia
  92822-2205            78265-9522            Indiana               23501-2280
  Fax: 714/671-7080     Fax: 210/474-4050     46206-6007            Fax: 757/670-4773
                                              Fax: 317/735-6620

A complete description of the services we offer is described in the fund's statement of additional information. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

Tax-exempt funds should not serve as retirement plan investments. Additionally, accounts held by investment dealers may not offer certain services. If you have any questions, please contact your dealer.

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      11

--------------------------------------------------------------------------------

PURCHASE AND EXCHANGE OF SHARES

Purchase

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

Exchange

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

The fund and American Funds Distributors, the fund's principal underwriter, reserve the right to reject any purchase order for any reason. Although there is currently no specific limit on the number of exchanges you can make in a period of time, the fund and American Funds Distributors reserve the right to reject any purchase order and may terminate the exchange privilege of any investor whose pattern of exchange activity they have determined involves actual or potential harm to the fund.

Investment Minimums

-------------------------------------------------
To establish an account                  $  1,000
To add to an account                     $     50

Share Price

The fund determines its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

Sales Charge

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                         Sales Charge
                                             as a
                                          Percentage
                                              of       Dealer
                                                       Concession
                                                       as %
                                         .............................................  Net  of
                                                Amount Offering
                                         Offering Invested Price
Investment                               Price

12     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

                                         Sales Charge
                                             as a
                                          Percentage
                                              of
                                                       Dealer
                                                       Concession
                                                       as %
                                         .............................................  Net  of
                                                Amount Offering
                                         Offering Invested Price
Investment                               Price
------------------------------------------------------------
Less than $25,000                        4.75%  4.99%  4.00%
 ...........................................................
$25,000 but less than $50,000            4.50%  4.71%  3.75%
 ...........................................................
$50,000 but less than $100,000           4.00%  4.17%  3.25%
 ...........................................................
$100,000 but less than $250,000          3.50%  3.63%  2.75%
 ...........................................................
$250,000 but less than $500,000          2.50%  2.56%  2.00%
 ...........................................................
$500,000 but less than $1 million        2.00%  2.04%  1.60%
 ...........................................................
$1 million or more and certain other      see    see    see
investments described below              below  below  below

Purchases Not Subject to Sales Charge

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

Reducing Your Sales Charge

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information or "Welcome to the Family."

Plan of Distribution

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of trustees. Up to

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      13

0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

Other Compensation to Dealers

American Funds Distributors may provide additional compensation to or sponsor informational meetings for dealers as described in the statement of additional information.

How to Sell Shares

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

  Through Your Dealer (certain charges may apply)

      l Shares held for you in your dealer's name must be sold through the dealer.

  Writing to American Funds Service Company

      l  Requests must be signed by the registered shareholder(s).

      l  A signature guarantee is required if the redemption is:

     -- Over $50,000;

     -- Made payable to someone other than the registered shareholder(s); or

     -- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

      l Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

14     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

  Telephoning or Faxing American Funds Service Company, or by using American FundsLine-Registered Trademark- or American FundsLine OnLine-Registered Trademark-:

      l Redemptions by telephone or fax (including American FundsLine and American FundsLine OnLine) are limited to $50,000 per shareholder each day

      l  Checks must be made payable to the registered shareholder(s)

      l Checks must be mailed to an address of record that has been used with the account for at least 10 days.

Transactions by Telephone, Fax, American FundsLine, or American FundsLine OnLine

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

-------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

Dividends and Distributions

The fund declares dividends from its net investment income daily and distributes the accrued dividends to you each month. Capital gains, if any, are usually distributed in November or December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      15

Tax Consequences

Interest on municipal bonds is generally not included in gross income for federal income tax purposes. The fund is permitted to pass through to its shareholders federally tax-exempt income subject to certain requirements. However, the fund may invest in obligations which pay interest that is subject to state and local taxes when distributed by the fund. Dividends derived from taxable interest income, distributions of capital gains and dividends on gains from the disposition of certain market discount bonds will not be exempt from federal, state or local income tax.

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

It is anticipated that federal exempt-interest dividends paid by the fund and derived from interest on bonds exempt from California income tax will also be exempt from California corporate and personal income tax (although not from California franchise tax). To the extent the fund's dividends are derived from interest on debt obligations other than California municipal securities, such dividends will be subject to California state income tax even though the dividends may be exempt from federal income tax.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

16     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                                                  Year ended August 31
                                         ......................................
                                          1998    1997    1996    1995    1994
                                         --------------------------------------
Net Asset Value,
Beginning of Year                        $16.22  $15.78  $15.74  $15.40  $16.30
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment income                       .79     .83     .84     .86     .84
 ..............................................................................
Net realized and unrealized
gain (loss) on investments                  .47     .53     .04     .34    (.84)
 ..............................................................................
Total income from investment operations    1.26    1.36     .88    1.20      --
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income       (.80)   (.83)   (.84)   (.86)   (.84)
 ..............................................................................
Distributions from net realized gains      (.08)   (.09)     --      --    (.06)
 ..............................................................................
Total distributions                        (.88)   (.92)   (.84)   (.86)   (.90)
 ..............................................................................
Net Asset Value,
End of Year                              $16.60  $16.22  $15.78  $15.74  $15.40
 ..............................................................................
Total Return(1)                           7.98%   8.80%   5.65%   8.16%   0.13%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in millions)      $358    $289    $253    $233    $226
 ..............................................................................
Ratio of expenses to
average net assets                         .71%    .72%    .73%    .73%    .71%
 ..............................................................................
Ratio of net income to
average net assets                        4.83%   5.15%   5.25%   5.65%   5.28%
 ..............................................................................
Portfolio turnover rate                  27.78%  15.68%  27.60%  41.36%  15.08%

1 EXCLUDES MAXIMUM SALES CHARGE OF 4.75%.

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      17

APPENDIX

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C," according to quality as described below.

"Aaa -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such shares."

"Aa -- High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Baa -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

"Ba -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small"

"Caa -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"Ca -- Speculative in a high degree; often in default of having other marked shortcomings."

18     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."

Standard & Poor's rates the long-term debt securities issued by various entities in categories ranging from "AAA" to "D," according to quality as described below.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree."

"A -- Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C1 -- Reserved for income bonds on which interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      19

--------------------------------------------------------------------------------

NOTES

20     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

-------------------------------------------------------------------

NOTES

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      21

-------------------------------------------------------------------

NOTES

22     THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS

-------------------------------------------------------------------

NOTES

                          THE TAX-EXEMPT FUND OF CALIFORNIA / PROSPECTUS      23

For Shareholder       For Retirement Plan   For Dealer
Services              Services              Services
American Funds        Call your employer    American Funds
Service Company       or plan               Distributors
800/421-0180          administrator         800/421-9900 ext.11

                            For 24-hour Information

American                    American Funds
FundsLine-Registered        Internet Web site
Trademark-                  http://www.americanfunds.com
800/325-3590

  Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.
  ------------------------------------------------------------------

  Multiple Translations

  This prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.
  ------------------------------------------------------------------

  OTHER FUND INFORMATION

  Annual/Semi-Annual Report to Shareholders
  Contains additional information about the fund including financial statements, investment results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

  Statement of Additional Information (SAI)
  Contains more detailed information on all aspects of the fund, including the fund's financial statements.

  A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

  Code of Ethics
  Includes a description of the fund's personal investing policy.

  To request a free copy of any of the documents above:

Call American Funds     or      Write to the Secretary of the
Service Company                 fund
800/421-0180 ext.1              333 South Hope Street
                                Los Angeles, California 90071

   Investment Company File No. 811-4694           Y Printed on recycled paper




                    THE AMERICAN FUNDS TAX-EXEMPT SERIES II
                       THE TAX-EXEMPT FUND OF CALIFORNIA
                                    PART B
                       STATEMENT OF ADDITIONAL INFORMATION
                                NOVEMBER 1, 1998

 This document is not a prospectus but should be read in conjunction with the current Prospectus dated November 1, 1998 of The American Funds Tax-Exempt Series II (the "Trust"). The Trust currently consists of one series, The Tax-Exempt Fund of California (the "fund"). The Prospectus may be obtained from your investment dealer or financial planner or by writing to the Trust at the following address:

                     The American Funds Tax-Exempt Series II
                             Attention:  Secretary
                             333 South Hope Street
                             Los Angeles, CA  90071
                                (213) 486-9200


                                 Table of Contents

Item                                                         Page No.



Certain Investment Limitations and Guidelines                2

Description of Certain Securities and Investment Techniques   2

Investment Restrictions                                      14

Fund Organization                                            16

Fund Officers and Trustees                                   17

Management                                                   20

Dividends and Distributions                                  23

Additional Information Concerning Taxes                      23

Purchase of Shares                                           28

Selling Shares                                               34

Shareholder Account Services and Privileges                  35

Execution of Portfolio Transactions                          37

General Information                                          38

Investment Results and Related Statistics                    40

Description of Ratings for Debt Securities                   43

Financial Statements                                         attached



                   CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

 The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

- The fund will invest at least 80% of its assets in tax-exempt securities.

- The fund may invest up to 20% of its assets in securities subject to alternative minimum taxes.

- The fund will invest at least 65% of its assets in debt securities rated BBB/Baa or better or unrated but determined to be of equivalent quality.

- The fund may invest up to 20% of its assets in debt securities rated BB/Ba or below or unrated but determined to be of equivalent quality.

- The fund will invest substantially in securities with maturities in excess of three years.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

 THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER the "Risk/Return Summary" and "Investment Objectives, Strategies and Risks."

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, their prices decline when interest rates rise and vice versa.

 The fund may invest up to 20% of its assets in debt securities rated Ba and BB or below by Moody's or S&P or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. These securities are commonly known as "high-yield,
high-risk" or "junk" bonds.   The fund may invest in bonds rated as low as Ca
by Moody's or CC by S&P which are described by the rating agencies as "speculative in a high degree; often in default or [having] other marked shortcomings."

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK BONDS

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS -- High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. A high-yield, high-risk bond's value will decrease in a rising interest rate market as will the value of the fund's assets.

LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

 Subsequent to its purchase by the fund, an issue of municipal bonds or notes may cease to be rated or its rating may be reduced below the minimum rating required for its purchase. Neither event requires the elimination of such obligation from the fund's portfolio, but Capital Research and Management Company (the "Investment Adviser") will consider such an event in its determination of whether the fund should continue to hold such obligation in its portfolio. If, however, as a result of downgrades or otherwise, the fund holds more than 20% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

MUNICIPAL BONDS -- Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public
facilities.   Opinions relating to the validity of municipal bonds and to the exclusion from gross income for federal income tax purposes and, where applicable, the exemption from state and local income tax are rendered by bond counsel to the issuing authorities at the time of issuance.

 The two principal classifications of municipal bonds are general obligation and limited obligation, or revenue, bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

 Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

 Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Most of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit, or other credit enhancement for the bond issue.

MUNICIPAL LEASE OBLIGATIONS -- The fund may invest in municipal lease revenue obligations, some of which may be considered illiquid. The fund may purchase, without limitation, municipal lease revenue obligations that are determined to be liquid by Capital Research and Management Company. In determining whether these securities are liquid, Capital Research and Management Company will consider among other things, the credit quality and support, including strengths and weaknesses of the issuers and lessees, the terms of the lease, the frequency and volume of trading and the number of dealers trading the securities.

TEMPORARY INVESTMENTS -- The fund may invest in short-term municipal obligations of up to one year in maturity during periods of temporary defensive strategy or when such investments are considered advisable for liquidity. Generally, the income from all such securities is exempt from federal income tax. See "Additional Information Concerning Taxes" below. Further, a portion of the fund's assets, which will normally be less than 20% of assets, may be held in cash or invested in high quality taxable short-term securities of up to one year in maturity. Such temporary investments may include: (1) obligations of the U.S. Treasury; (2) obligations of agencies and instrumentalities of the U.S. Government; (3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) repurchase agreements (which are described below).

MUNICIPAL INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by municipalities. Interest payments are made to bondholders semi-annually and are made up of two components: a fixed "real coupon" or spread, and a variable coupon linked to an inflation index. Accordingly, payments will increase or decrease each period as a result of changes in the inflation index. In the period of deflation payments may decrease to zero, but in any event will not be less than zero.

ZERO COUPON BONDS -- Municipalities may issue zero coupon securities which are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

PRE-REFUNDED BONDS -- From time to time, a municipality may refund a bond that it has already issued prior to the original bond's call date by issuing a second bond, the proceeds of which are used to purchase securities. The securities are placed in an escrow account pursuant to an agreement between the municipality and an independent escrow agent. The principal and interest payments on the securities are then used to pay off the original bondholders. For the purposes of diversification, pre-refunded bonds will be treated as governmental issues.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When a fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the
date of the agreement.   When the fund agrees to sell such securities, it does
not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use their transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

REPURCHASE AGREEMENTS -- Although the fund has no current intention to do so during the next 12 months, it may enter on a temporary basis into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

VARIABLE AND FLOATING RATE OBLIGATIONS -- The fund may invest in variable and floating rate obligations which have interest rates that are adjusted at designated intervals or whenever interest rates change. The rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.

ADJUSTMENT OF MATURITIES -- The Investment Adviser seeks to anticipate movements in interest rates and adjusts the maturity distribution of the portfolio accordingly. Longer term securities ordinarily yield more than shorter term securities but are subject to greater and more rapid price fluctuation. Keeping in mind the fund's objective of producing a high level of current income, the Investment Adviser will increase the fund's exposure to this price volatility only when it appears likely to increase current income without undue risk to capital.

ISSUE CLASSIFICATION -- Securities with the same general quality rating and maturity characteristics, but which vary according to the purpose for which they were issued, often tend to trade at different yields. These yield differentials tend to fluctuate in response to political and economic developments, as well as temporary imbalances in normal supply/demand relationships. The Investment Adviser monitors these fluctuations closely, and will attempt to adjust portfolio concentrations in various issue classifications according to the value disparities brought about by these yield relationship fluctuations.

QUALITY -- Securities issued for similar purposes and with the same general maturity characteristics, but which vary according to the creditworthiness of their respective issuers, tend to trade at different yields. These yield differentials also tend to fluctuate in response to political, economic and supply/demand factors. The Investment Adviser will attempt to take advantage of these fluctuations by adjusting the concentration of portfolio securities in any given quality category according to the value disparities produced by these yield relationship fluctuations.

 The Investment Adviser believes that, in general, the market for municipal bonds is less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may, at any particular time and with respect to any particular securities, be limited (or non-existent).

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. The fund does not anticipate its portfolio turnover will exceed 100% annually. The fund's portfolio turnover rate would exceed 100% if each security in the fund's portfolio was replaced once every year. See "Financial Highlights" in the Prospectus for the fund's portfolio turnover for each of the last 10 years.

   CONCENTRATION OF INVESTMENTS -- The fund may invest more than 25% of its assets in municipal obligations of issuers located in the same state. This may make the fund more susceptible to similar economic, political, or regulatory occurrences such as changes in healthcare regulations, environmental considerations related to construction, construction cost increases and labor problems, failure of healthcare facilities to maintain adequate occupancy levels, and inflation. Asa result, the potential for fluctuations in the fund's share price may increase the more the fund invests in municipal obligations of issuers in the same state.. The fund may invest more than 25% its assets in industrial development bonds.

RISK FACTORS RELATING TO CALIFORNIA DEBT OBLIGATIONS -- The following describes certain risks relating to debt obligations of California issuers. This information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies in California, available as of the date of this Prospectus. While the Investment Adviser has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could have an adverse effect on the debt obligations of California issuers. The initiative process is used quite often in California, resulting in numerous initiative items on the ballot for most state and local elections, any of which could affect the ability of public entities to pay their obligations.

 The Internal Revenue Code of 1986 imposes limitations on the use and investment of the proceeds of state and local governmental bonds and of other funds of the issuers of such bonds. These limitations must be satisfied on a continuing basis to maintain the exclusion from gross income of interest on such bonds. The provisions of the Code generally apply to bonds issued after August 15, 1986. Bond counsel qualify their opinions as to the federal tax status of new issues of bonds by making such opinions contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued. These restrictions in the Code also may affect the availability of certain municipal securities.

 Certain debt obligations held by the fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain state property and other state tax revenues and moneys from the state's general fund are appropriated by the state legislature each fiscal year for distribution to counties, cities and their various taxing entities, such as school districts, to assist such local entities in providing essential governmental functions, including those required by state law. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the fund may be impaired.

 Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real or personal property taxes as a source of revenue or may be leases subject to annual appropriation by the lessor.
Article XIIIA of the California Constitution limits the taxing powers of California public agencies. Article XIIIA provides that the maximum ad valorem tax on real property cannot exceed one percent of the full cash value of the property, and effectively prohibits the levying of any other ad valorem property tax, even with voter approval. Full cash value is defined as the County Assessor's valuation of real property as shown on the 1975-76 tax bill under "full cash value" or, thereafter, the appraisal value of real property when purchased, newly constructed, or when a change in ownership has occurred after the 1975 assessment. The full cash value is subject to annual adjustment to reflect inflation at a rate not to exceed two percent or a reduction in the consumer price index or comparable local data, or declining property value caused by damage, destruction or other factors. Article XIIIB of the California Constitution limits the amount of appropriations of state and of local governments from "proceeds of taxes" to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and certain other adjustments. Both Article XIIIA and Article XIIIB were adopted by the people of the State of California pursuant to the State's initiative constitutional amendment process.

  Certain debt obligations held by the fund may be obligations payable solely from lease payments on real property leased to the state, cities, counties or their various public entities, especially since the adoption of Article XIIIA described above because such leases are structured so as not to create a statutory "debt" of the leasing entity. However, to insure that a debt is not technically created, California law requires that the lessor is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss. Moreover, the lessor does not agree to pay lease payments beyond the current fiscal year; it only agrees to include lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted.
Each of these factors presents a risk that the lease financing obligations held by the fund would not be paid in a timely manner.

 Proposition 62 was approved by the voters in 1986 and fully activated in 1995 by a state Supreme Court ruling. Proposition 62 took away general law cities' and counties' authority to impose other general purpose taxes without voter approval.

 On November 5, 1996, Proposition 218 was accepted by a majority of California voters. Proposition 218 constrains local governments' ability to impose "property-related" fees, assessments and taxes. This measure applies to all cities, counties, special districts, redevelopment agencies and school districts in California. This amendment basically extends to charter cities the same voter approval requirements now imposed under Proposition 62 on general law cities and counties.

 Certain debt obligations held by the fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

 The federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges. It is expected that hospitals that do not contract with health plans and insurers will experience some decrease in patient census.

 Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. At the request of the Office, William M. Mercer, Incorporated ("Mercer") prepared a study dated August 1997 ("1997 Actuarial Study") to evaluate, among other matters, (1) the reserve sufficiency of the Health Facility Construction Loan Insurance Fund ("HFCLIF") as of June 30, 1996 and (2) the risk to the State General Fund from the California Health Facility Construction Loan Insurance Program. In the 1997 Actuarial Study, Mercer concluded that the HFCLIF, on a cash flow basis, under normal and expected conditions, should maintain a positive balance over the next 15 years whether or not it insures new loans. Mercer ran a number of simulations, however, varying the parameters of the normal and expected conditions and incorporating the possibility of extraordinary events. Under all the scenarios tested, the HFCLIF balance remained positive in the short term of three to five years, but could become negative in the long term of 10 to 15 years depending on the likelihood of extraordinary events and on whether new loans were insured. The actual HFCLIF reserve as of June 30, 1996 was $140.5 million.
The 1997 Actuarial Study reports that under the California Division of Insurance fully funded or accrual basis standard for financial guaranty insurance companies, to which the HFCLIF is not subject, the required HFCLIF balance would be $237.5 million. In the event of a default, any debenture payable form the HFCLIF would become payable on a par with general obligations bonds issued by the State.

 Certain debt obligations held by the fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property.
California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

 Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

 In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

 Certain debt obligations held by the fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

 Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

 From 1990 to 1993, California (the "State") faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to have exceeded 800,000. California's economy has been recovering and growing steadily stronger since the start of 1994. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996, California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to 5.9% in early 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco Bay region on a population share basis. Personal income grew by over 7 percent or $55 billion in 1996 and by nearly 7% again in 1997. The residential construction sector of the State's economy remained weak in 1996, with permits for new housing increasing modestly from the previous year. In addition, the restructuring and consolidation occurring in California's aerospace and financial services industries, while aimed at making the companies involved more efficient and competitive in the longer term, has produced some negative economic consequences in the shorter term, including an uncertain job outlook for many workers. The unsettled financial situation occurring in certain Asian economies may adversely affect the State's export-related industries, and therefore, the State's rate of economic growth.

 The recession affected State tax revenues, which mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund (K-12 schools and community colleges, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. (The General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund.) As a result, the State experienced recurring budget deficits. With the end of the recession, the State's financial condition has improved in the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint. As of June 30, 1997, the State's budget reserve had a positive cash balance of $461 million. No deficit borrowing has occurred at the end of the last two fiscal years and the State's cash flow borrowing was limited to $3 billion in 1997-98.

 On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools"), filed for protection under Chapter 9 of the federal Bankruptcy Code. On June 12, 1996, Orange County emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, Orange County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23 percent. In December 1997 Moody's raised its ratings on $325 billion of Orange County pension obligation bonds to Baa3 from Ba. In February 1998 Fitch assigned outstanding Orange County pension obligation bonds a BBB rating.

 Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August, 1995 the credit rating of the County's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the County's health care system. In addition, the County was affected by an ongoing loss of revenue caused by state property tax shift initiatives in 1993 through 1995. In June 1998 the Los Angeles County Board of Supervisors approved an approximately $13.6 billion 1998-99 budget, which was more than 5% larger than the 1997-98 budget, and which did not require cuts in services and jobs to balance. The Board of Supervisors reserved the right to make further changes to reflect revenue allocation decisions in the final State budget.

1997-98 Fiscal Year Budget

 On August 18, 1997, the Governor signed the 1997-98 Budget Act. The Budget Act anticipates General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 levels), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). On a budgetary basis, the budget reserve (SFEU) is projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million of vetoed funding.) The Budget Act also includes Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its annual cash flow borrowing program, issuing $3 billion of notes which mature on June 30, 1998.

The following are major features of the 1997-98 Budget Act:

 1. For the second year in a row, the Budget contains a large increase in funding for K-14 education, reflecting strong revenues which have exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending is allocated to prior fiscal years.

 2. The Budget Act reflects a $1.235 billion pension case judgment payment, and returns funding of the State's pension contribution to the quarterly basis existing prior to the deferral actions invalidated by the courts. In May, 1997, the California Supreme Court in PERS V. WILSON made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, at the Governor's direction, the Controller transferred $1.235 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97. No provision exists for any additional payments relating to this court case.

 3. Continuing the third year of a four-year "compact" which the State Administration has made with higher education units, funding from the General Fund for the University of California and California State University has increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

 4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels.

 5. Health and welfare costs are contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs welfare reform program.

 6. Unlike prior years, this Budget Act does not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, are included in the Budget Act to offset incarceration costs for illegal immigrants.

 7. The Budget Act contains no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

 Subsequent to the adoption and signature of the Budget Act, the Governor and Legislature reached certain agreements related to State expenditures and taxes, including support, on an annual basis, for a $931 million (by full implementation in the 1999-2000 fiscal year) tax cut aimed primarily at middle income families but also including businesses, $480 million to provide health insurance for uninsured children, $450 million to pay for county courts, $300 million for pay raises for State employees, and $52 million for tuition cuts for California public universities and community colleges. These agreements mostly will affect budgets in future fiscal years and their impact on the State's budget and the State's support for local governments is uncertain.

 The Governor's proposed budget for fiscal year 1998-1999 proposed total State spending of $70.6 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.7% from the current year's budget. This total included $55.4 billion in General Fund spending (a 4.5% increase from the current year) and $15.2 billion in special funds pending (a 5.3% increase).
The Governor's proposed budget anticipated a $296 million reserve for economic uncertainties. The new budget reflected agreements reached in the prior year in the areas of welfare reform, education, state tax relief, and the financial restructuring of the State's trial court system. The budget contained no tax changes and relatively few minor programmatic changes.

 The May 1998 Revision to the Governor's proposed budget increased the General Fund revenue forecast by nearly $1.8 billion in 1997-98 and $2.5 billion in 1998-99. The May Revision provided for a balanced budget and a budget reserve for economic uncertainties of $1.6 billion. In the May Revision the administration proposed, among other things, a two-step reduction in the State's vehicle license fee (VLF) which, when fully phased in, would reduce State revenues by more than $3 billion annually. Since VLF is a primary source of revenue for local governments, the May Revision proposed continuous appropriation from the General Fund to replace that loss in revenues.

 The VLF proposal met significant opposition in the Legislature and continuing disagreement over the nature and extent of the proposed tax cut delayed final adoption of the 1998-99 budget. Local government concern about the potential impact of the VLF proposal on local government revenues underscores the extent to which California country and other local government budgets are affected by State budget decisions beyond their control.

 In early August, 1998 the Governor and leaders of the State Legislature reached agreement on a $76 billion State budget that included a $1.4 billion tax cut. The main feature of the tax cut was a 25% reduction in the VLF, with future reductions contingent upon higher than forecast State revenues. The budget accord included significant additional funding for public school and community colleges intended, among other things, to increase the length of the California school year and extend the class size education initiatives already under way. The budget accord also included a 7.9% increase in welfare recipients monthly checks as well as a variety of smaller tax credits and cuts, including an increase in the income tax credit for dependents, a modest renters' credit and a number of tax credits and cuts aimed at specific industries important to the California economy.

 On August 21, 1998, the Governor signed the 1998-99 Budget Act providing for a $75.4 billion State budget. The Governor invoked his line-item veto authority, however, to cut $1.5 billion from the spending plan previously agreed upon with State legislative leaders and provide for a $1.3 billion reserve. The extent to which a number of such budget cuts are restored will be the subject, as in previous years, of further negotiation between the Governor and the Legislature prior to the end of the legislative session.

 THE FOREGOING DISCUSSION OF THE 1997-98 FISCAL YEAR BUDGET IS BASED IN LARGE PART ON STATEMENTS MADE IN A RECENT "PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY THE STATE OF CALIFORNIA. IN THAT DOCUMENT, THE STATE INDICATED THAT ITS DISCUSSION OF THE FISCAL YEAR BUDGET IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT. THE STATE NOTED FURTHER THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

State Indebtedness

 As of February 1, 1998, the State had over $18.4 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $6.9 billion remained unissued as of February 1, 1998. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of February 1, 1998, the State had approximately $6.4 billion of outstanding Lease-Purchase Debt.

 In addition to the general obligation bonds, State agencies and authorities had approximately $22.5 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1997. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.

Litigation

 The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

Ratings

 Because of the State's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard & Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and Standard & Poor's raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to California's fundamental strengths, the extent of economic recovery and the return of financial stability.

Year 2000

 In October 1997 the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the Fund.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition [or encumbrance of securities or assets of, or borrowings] by the fund. These restrictions provide that the fund may not:

  1. Invest more than 5% of the value of its total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  2. Enter into any repurchase agreement maturing in more than seven days (unless subject to a demand feature of seven days or less) if any such investment, together with any illiquid securities held by the fund, exceeds 10% of the value of its total assets;

  3. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein;

  4. Acquire securities subject to legal or contractual restrictions on disposition;

  5. Make loans to others, except for the purchase of debt securities or entering into repurchase agreements;

  6. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

  7. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases or sales;

  8. Borrow money, except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets, excluding the amount borrowed. This borrowing provision is intended to facilitate the orderly sale of portfolio securities to accommodate unusually heavy redemption requests, if they should occur; it is not intended for investment purposes;

  9. Mortgage, pledge, or hypothecate its assets, except in an amount up to 10% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes;

 10. Underwrite any issue of securities, except to the extent that the purchase of municipal bonds directly from the issuer in accordance with the fund's investment objective, policies and restrictions, and later resale may be deemed to be an underwriting;

 11. Invest in companies for the purpose of exercising control or management;

 12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;

 13. Buy or sell commodities or commodity contracts or oil, gas or other mineral exploration or development programs;

 14. Write, purchase or sell puts, calls, straddles, spreads or any combination thereof;

 15. Purchase or retain the securities of any issuer, if, to the knowledge of the fund, those individual officers and Trustees of the Trust, its Investment Adviser, or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

 16. Invest more than 5% of the value of the fund's total assets in securities of any issuer with a record of less than three years continuous operation, including predecessors, except those issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or municipal bonds rated at least "A" by either Moody's Investors Service, Inc. or Standard & Poor's Corporation; or

 17. Invest more than 25% of its assets in securities of any industry, although for purposes of this limitation, the issuers of municipal securities and U. S. Government obligations are not considered to be part of any industry.

 For the purpose of the fund's investment restrictions, the identification of the issuer of municipal bonds which are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligation as described, the most significant of which is the ultimate source of funds for the payment of principal of and interest on such bonds.

    For purposes of Investment Restriction #2, the fund will not invest more than 15% of its net assets in illiquid securities.

 For purposes of Investment Restriction #13, the term "oil, gas or other mineral exploration or development programs" includes oil, gas or other mineral exploration or development leases.

 Notwithstanding Investment Restriction #12, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by the Trustees pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Another policy of the fund which is not deemed a fundamental policy, and thus may be changed by the Board of Trustees without shareholder approval, is that the fund may not invest 25% or more of its assets in securities the interest on which is paid from revenues of similar type projects (such as hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities). The fund may, however, invest more than an aggregate of 25% of its total assets in industrial development bonds.

                               FUND ORGANIZATION

    The fund is an open-end, diversified management investment company. It was organized as a Massachusetts business trust on May 30, 1986.

 All fund operations are supervised by the fund's board of trustees. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


                           FUND OFFICERS AND TRUSTEES

                       Trustees and Trustee Compensation


NAME, ADDRESS       POSITION         PRINCIPAL          AGGREGATE              TOTAL                  TOTAL
AND AGE             WITH             OCCUPATION(S)      COMPENSATION           COMPENSATION           NUMBER
                    REGISTRANT       DURING PAST 5      (INCLUDING             (INCLUDING             OF FUND
                                     YEARS              VOLUNTARILY            VOLUNTARILY            BOARDS ON
                                     (POSITIONS         DEFERRED               DEFERRED               WHICH
                                     WITHIN THE         COMPENSATION/1/)       COMPENSATION/1/)       TRUSTEE
                                     ORGANIZATIONS      FROM THE FUND          FROM ALL FUNDS         SERVES/2/
                                     LISTED MAY         DURING                 MANAGED BY
                                     HAVE CHANGED       FISCAL YEAR ENDED      CAPITAL
                                     DURING THIS        AUGUST 31, 1998        RESEARCH AND
                                     PERIOD)                                   MANAGEMENT
                                                                               COMPANY OR ITS
                                                                               AFFILIATES/2/ FOR
                                                                               THE YEAR ENDED
                                                                               AUGUST 31, 1998

H. Frederick        Trustee          Private            $2,611/3/              $171,100               19
Christie                             Investor.
Age:  65                             Former
P.O. Box 144                         President and
Palos Verdes                         Chief
Estates, CA                          Executive
90274                                Officer, The
                                     Mission Group
                                     (non-utility
                                     holding
                                     Company,
                                     subsidiary of
                                     Southern
                                     California
                                     Edison
                                     Company)

+Don R. Conlan       Trustee          President          none/4/                none/4/                12
Age: 62                              (retired), The
1630 Milan                           Capital Group
Avenue                               Companies,
South                                Inc.
Pasadena, CA
91030

Diane C. Creel      Trustee          CEO and            $2,300/3/              $44,650                12
Age: 49                              President,
100 W. Broadway                      The Earth
Suite 5000                           Technology
Long Beach, CA                       Corporation
90802                                (international
                                     consulting
                                     engineering)

Martin Fenton,      Trustee          Chairman,          $3,025/3/              $121,084               15
Jr.                                  Senior
Age:  63                             Resource Group
4660 La Jolla                        (management of
Village Drive                        senior living
Suite 725                            centers)
San Diego, CA
92122

Leonard R.          Trustee          President,         $2,666/3/              $51,850                12
Fuller                               Fuller
Age:  52                             Consulting
4337 Marina                          (financial
City Drive                           management
Suite 841 ETN                        consulting
Marina del                           firm)
Rey, CA 90292

+*Abner D.          President,       Senior Vice        none/4/                none/4/                12
Goldstine           PEO and          President and
Age:  68            Trustee          Trustee,
                                     Capital
                                     Research and
                                     Management Company

+**Paul G.          Chairman of      Executive Vice     none/4/                none/4/                14
Haaga, Jr.          the Board        President and
Age:  49                             Trustee,
                                     Capital
                                     Research and
                                     Management
                                     Company

Herbert Hoover      Trustee          Private            $2,443                 $65,084                13
III                                  Investor
Age: 70
1520 Circle
Drive
San Marino, CA
91108

Richard G.          Trustee          Chairman,          $3,054/3/              $102,650               13
Newman                               President and
Age:  63                             CEO,
3250 Wilshire                        AECOM
Boulevard                            Technology
Los Angeles,                         Corporation
CA 90010-1599                        (architectural
                                     engineering)




+ Trustees who are considered "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025

** Address is 333 South Hope Street, Los Angeles, CA 90071

/1/ Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1994. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.


/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
(iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.
/3/ Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: H. Frederick Christie ($4,366), Diane C. Creel ($397), Martin Fenton, Jr. ($8,952), Leonard R.Fuller ($2,012) and Richard G. Newman ($17,719).
/4/ Don R. Conlan, Paul G. Haaga, Jr. and Abner D. Goldstine are affiliated with the Investment Adviser and, accordingly, receive no compensation from the Fund.

                                 OFFICERS
       (with their principal occupations during the past five years)#


NAME AND ADDRESS           AGE     POSITION(S)      PRINCIPAL OCCUPATION(S)
                                   HELD WITH        DURING PAST 5 YEARS
                                   THE FUND

Neil L. Langberg           45      Senior Vice      Vice President -
11100 Santa Monica                 President        Investment Management
Blvd.                                               Group, Capital Research
Los Angeles, CA 90025                               and Management Company

Michael J. Downer          43      Vice             Senior Vice President -
333 South Hope Street              President        Fund Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

Julie F. Williams          50      Secretary        Vice President - Fund
333 South Hope Street                               Business Management
Los Angeles, CA 90071                               Group, Capital Research
                                                    and Management Company

Anthony W. Hynes, Jr.      35      Treasurer        Vice President - Fund
135 South State                                     Business Management
College Blvd.                                       Group, Capital Research
Brea, CA 92821                                      and Management Company

Kimberly S. Verdick        33      Assistant        Assistant Vice President
333 South Hope Street              Secretary        - Fund Business
Los Angeles, CA 90071                               Management Group, Capital
                                                    Research and Management
                                                    Company

Todd L. Miller             39      Assistant        Assistant Vice President
135 South State                    Treasurer        - Fund Business
College Blvd.                                       Management Group, Capital
Brea, CA 92821                                      Research and Management
                                                    Company



# Positions within the organizations listed may have changed during this period

    No compensation is paid by the fund to any officer or Trustee who is a trustee or officer of the Investment Adviser. The fund pays annual fees of $900 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of October 1, 1998, the officers and Trustees and their families as a group, owned beneficially or of record fewer than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

    The Investment Adviser is responsible for more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the "Agreement") between the Trust and the Investment Adviser will continue in effect until May 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940
Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the Trust for its acts or omissions in the performance of its obligations to the Trust not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

 The Investment Adviser receives a fee at an annual rate of 0.30% on the first $60 million of average net assets, plus 0.21% on net assets over $60 million, plus 3% of gross investment income. Assuming net assets of $290 million and gross investment income levels of 4%, 5%, 6%, 7% and 8% management fees would be 0.35%, 0.38%, 0.41%, 0.44% and 0.47%, respectively. For the purpose of such computations under the Agreement, the fund's gross investment income does not reflect any net realized gains or losses on the sale of portfolio securities but does include original-issue discount as defined for federal income tax purposes.

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, as well as general purpose accounting forms, supplies, and postage to be used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of designing, printing and mailing reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of issuance and redemption of shares (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; compensation, fees, and expenses paid to Trustees unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data

    During the fiscal years ended August 31, 1998, 1997, and 1996, the Investment Adviser's total fees amounted to $1,262,000, $1,088,000, and $1,018,000, respectively.

   PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The Trust has adopted a Plan of Distribution (the "Plan"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1998 amounted to $183,000 after allowance of $713,000 to dealers. During the fiscal years ended August 31, 1997 and 1996, the Principal Underwriter retained $131,000 and $138,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by a majority of the entire Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the Trust due to present or past affiliations with the Investment Adviser and related companies may be considered to have a direct or indirect financial interest in the operation of the Plan. Potential benefits of the plan to the fund are improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the Trust is committed to the discretion of the Trustees who are not "interested persons" during the
existence of the Plan.   Plan expenditures are  reviewed quarterly and must be
renewed annually by the Board of Trustees.

    Under the Plan the fund may expend up to 0.25% of its average net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the Board of Trustees has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored
403(b) plan,   any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including a "401(k)" plan with 100 or more eligible employees or a community foundation).

    Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the Trust's fiscal year ended August 31, 1998, the fund paid or accrued $742,000 under the Plan as compensation to dealers. As of August 31, 1998, accrued and unpaid distribution expenses were $140,000.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                          DIVIDENDS AND DISTRIBUTIONS

 The fund declares dividends from its net investment income daily and distributes the accrued dividends to shareholders each month. The percentage of the distribution that is tax-exempt may vary from distribution to distribution. For the purpose of calculating dividends, daily net investment income of the fund consists of: (a) all interest income accrued on the fund's investments including any original issue discount or market premium ratably amortized to the date of maturity or determined in such other manner as may be deemed appropriate; minus (b) all liabilities accrued, including interest, taxes and other expense items, amounts determined and declared as dividends or distributions and reserves for contingent or undetermined liabilities, all determined in accordance with generally accepted accounting principles.

                    ADDITIONAL INFORMATION CONCERNING TAXES

 The following is only a summary of certain additional federal, state and local tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the fund or its shareholders, and the discussion here and in the fund's Prospectus is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situations.

FEDERAL TAXES -- The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the fund generally would not be suitable for tax-exempt institutions or tax-deferred retirement plans (E.G., plans qualified under Section 401 of the Internal Revenue Code, Keogh-type plans and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of the fund's dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them. In addition, the fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

 The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which must be limited, in respect of any one issuer to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 The percentage of total dividends paid by the fund with respect to any taxable year which qualify for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Trust's and fund's assets must consist of certain tax-exempt obligations. Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

 Interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for federal income tax purposes if the fund distributes exempt-interest dividends during the shareholder's taxable year.
If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

 While the fund does not expect to realize substantial long-term capital gains, any net realized long-term capital gains will be distributed annually. The fund will have no tax liability with respect to such gains, and the distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by the fund to shareholders not later than 60 days after the close of the fund's taxable year. If a shareholder receives a designated capital gain distribution (treated by the shareholder as a long-term capital gain) with respect to any fund share and such fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that fund share will be treated as long-term capital loss to the extent of the designated capital gain distribution. The fund may also make a distribution of net realized long-term capital gains near the end of the calendar year to comply with certain requirements of the Code. Gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation.

 Similarly, while the fund does not expect to earn any significant investment company taxable income, in the event that any taxable income is earned by the fund it will be distributed. In general, the fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether distributed in cash or additional shares).

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to meet these distribution requirements to avoid the excise tax liability.

 If for any taxable year the fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income would be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and might be eligible for the dividends-received deduction for corporations. Under normal circumstances, no part of the distributions to shareholders by the fund is expected to qualify for the dividends-received deduction allowed to corporate shareholders.

 As of the date of this statement of additional information, the maximum individual tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains on assets held more than one year is 20% and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters.

 In most cases, the interest on "private activity" bonds as defined under the Code is an item of tax preference subject to the alternative minimum tax ("AMT") on corporations and individuals. As of the date of this statement of additional information, individuals are subject to an AMT at a maximum marginal rate of 28% (20% on capital gains with respect to assets held more than 18 months) and corporations at a rate of 20%. Shareholders will not be permitted to deduct any of their share of fund expenses in computing alternative minimum taxable income. With respect to corporate shareholders, all interest on municipal bonds and other tax-exempt obligations, including exempt-interest dividends paid by the fund, is included in adjusted book income and adjusted current earnings in calculating federal alternative minimum taxable income, and may also affect corporate federal "environmental tax" liability.

 Fund shareholders are required by the Code to report to the federal government all exempt-interest dividends and all other tax-exempt interest received.

 Under the Code, distributions of net investment income by the fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a dividend paid by the fund is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply.

CALIFORNIA TAXES -- The fund itself is not subject to tax in California if it qualifies for exemption from federal tax under the Code as described above, but with the additional requirement that it derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held for less than three months..

 If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the fund consists of securities the interest on which is exempt from taxation under the Constitution or statutes of California ("California Municipal Securities"), the fund will be qualified to pay dividends exempt from California corporate or personal income tax (but not California franchise tax) to its shareholders (hereinafter referred to as "California exempt-interest dividends"). The fund intends to qualify under the above requirement so that it can pay California exempt-interest dividends. If the fund fails to so qualify, no part of the fund's dividends will be exempt from California corporate or personal income tax.

 Not later than 60 days after the close of its taxable year, the fund will notify each shareholder in writing of the portion of the dividends paid by the fund to the shareholder with respect to such taxable year that is exempt from California corporate or personal income tax. The total amount of California exempt-interest dividends paid by the fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the fund during such year on California Municipal Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of additional fund securities and dividends paid to the fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid by the fund in excess of this limitation will be treated as ordinary dividends subject to California corporate or personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the fund from California Municipal Securities for such year in the same ratio as such interest from California Municipal Securities bears to the total gross income earned by the fund for the year. The effect of this accounting convention is that amounts of interest from California Municipal Securities received by the fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

 California has "conformity legislation" making federal alternative minimum tax provisions generally applicable for California personal and corporate income tax purposes; however, California does not include interest on private activity bonds as an item of tax preference for personal and corporate income tax purposes. Under these rules, dividends from the fund attributable to interest on all tax-exempt obligations may be includable in adjusted book income and adjusted current earnings for purposes of the alternative minimum tax on corporations.

 In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Securities held by the fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes--Federal Taxes" above.

 Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gain distributions or ordinary dividends as appropriate. Under California law, ordinary income and capital gains currently are taxed at the same rate. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry fund shares is not deductible for California corporate or personal income tax purposes if the fund distributes California exempt-interest dividends during the shareholder's taxable year.

 The foregoing is only a summary of some of the important California corporate or personal income tax considerations generally affecting the fund and its shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any fund dividends constituting California exempt-interest dividends is excludable from income for California income tax purposes only. Any dividends paid to fund shareholders subject to California state franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California income tax. Accordingly, potential investors in the fund, including, in particular, corporate investors which may be subject to California franchise tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of fund dividends and as to their particular California tax situation in general.

                               PURCHASE OF SHARES

METHOD          INITIAL INVESTMENT         ADDITIONAL INVESTMENTS

                See "Investment            $50 minimum (except where a
                Minimums and Fund          lower minimum is noted under
                Numbers" for initial       "Investment Minimums and Fund
                investment minimums.       Numbers").

BY              Visit any investment       Mail directly to your
CONTACTING      dealer who is              investment dealer's address
YOUR            registered in the          printed on your account
INVESTMENT      state where the            statement.
DEALER          purchase is made and
                who has a sales
                agreement with
                American Funds
                Distributors.

BY MAIL         Make your check            Fill out the account additions
                payable to the fund        form at the bottom of a recent
                and mail to the            account statement, make your
                address indicated on       check payable to the fund,
                the account                write your account number on
                application.  Please       your check, and mail the check
                indicate an investment     and form in the envelope
                dealer on the account      provided with your account
                application.               statement.

BY TELEPHONE    Please contact your        Complete the "Investments by
                investment dealer to       Phone" section on the account
                open account, then         application or American
                follow the procedures      FundsLink Authorization Form.
                for additional             Once you establish the
                investments.               privilege, you, your financial
                                           advisor or any person with
                                           your account information can
                                           call American FundsLine(r) and
                                           make investments by telephone
                                           (subject to conditions noted
                                           in "Telephone and Computer
                                           Purchases, Redemptions and
                                           Exchanges" below).

BY COMPUTER     Please contact your        Complete the American
                investment dealer to       FundsLink Authorization Form.
                open account, then         Once you establish the
                follow the procedures      privilege, you, your financial
                for additional             advisor or any person with
                investments.               your account information may
                                           access American FundsLine
                                           OnLine(r) on the Internet and
                                           make investments by computer
                                           (subject to conditions noted
                                           in "Telephone and Computer
                                           Purchases, Redemptions and Exchanges" below).

BY WIRE         Call 800/421-0180 to       Your bank should wire your
                obtain your account        additional investments in the
                number(s), if              same manner as described under
                necessary.  Please         "Initial Investment."
                indicate an investment
                dealer on the account.
                Instruct your bank to
                wire funds to:
                Wells Fargo Bank
                155 Fifth Street
                Sixth Floor
                San Francisco, CA
                94106
                (ABA #121000248)
                For credit to the
                account of:
                American Funds Service
                Company
                a/c #4600-076178
                (fund name)
                (your fund acct. no.)

THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO
REJECT ANY PURCHASE ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                  MINIMUM          FUND
                                                      INITIAL          NUMBER
                                                      INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                         $1,000           02

American Balanced Fund(r)                             500              11

American Mutual Fund(r)                               250              03

Capital Income Builder(r)                             1,000            12

Capital World Growth and Income Fund(sm)              1,000            33

EuroPacific Growth Fund(r)                            250              16

Fundamental Investors(sm)                             250              10

The Growth Fund of America(r)                         1,000            05

The Income Fund of America(r)                         1,000            06

The Investment Company of America(r)                  250              04

The New Economy Fund(r)                               1,000            14

New Perspective Fund(r)                               250              07

SMALLCAP World Fund(r)                                1,000            35

Washington Mutual Investors Fund(sm)                  250              01

BOND FUNDS

American High-Income Municipal Bond Fund(r)           1,000            40

American High-Income Trust(sm)                        1,000            21

The Bond Fund of America(sm)                          1,000            08

Capital World Bond Fund(r)                            1,000            31

Intermediate Bond Fund of America(sm)                 1,000            23

Limited Term Tax-Exempt Bond Fund of                  1,000            43
America(sm)

The Tax-Exempt Bond Fund of America(r)                1,000            19

The Tax-Exempt Fund of California(r)*                 1,000            20

The Tax-Exempt Fund of Maryland(r)*                   1,000            24

The Tax-Exempt Fund of Virginia(r)*                   1,000            25

U.S. Government Securities Fund(sm)                   1,000            22

MONEY MARKET FUNDS

The Cash Management Trust of America(r)               2,500            09

The Tax-Exempt Money Fund of America(sm)              2,500            39

The U.S. Treasury Money Fund of America(sm)           2,500            49

___________
*Available only in certain states.


 For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                    DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                    CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%             5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchase. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $100 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS -- Commissions of up to 1% will be paid, to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

 Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to use the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will pay to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period is added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate the prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated closing price. The net asset value per share of money market funds normally will remain constant at $1.00 based on the fund's current practice of valuing their shares using the penny-rounding method in accordance with rules of the Securities and Exchange Commission.

    The price you pay for shares, the public offering price, is based on the net asset value per share which is calculated once daily at the normal close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

 All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

 1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

 Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

 Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

 Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

 3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or by the Trust. The Trust will not knowingly sell fund shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                 SELLING SHARES

 Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)
- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY
- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:
-- Over $50,000;
-- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that are eligible guarantor institutions.
- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.
- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(R)
- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(R)) are limited to $50,000 per shareholder each day.
- Checks must be made payable to the registered shareholder(s).
- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS
- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.
- You may establish check writing privileges (use the money market funds application).
-- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 59 1/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and you will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If your bank account cannot be charged due to insufficient funds, a stop-payment order or closing of your account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the "paying fund") into any other fund in The American Funds Group (the "receiving fund") subject to the following conditions: (i) the aggregate value of your account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund will have the right, if you fail to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to you. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

 You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) or American FundsLine Online(R)(see "American FundsLine(r) and American FundsLine Online(R)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Transfer Agent" below for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of your account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by you with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments , will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(R) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r) and American FundsLine Online(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(r) and American FundsLine Online(R) are subject to the conditions noted above and in "Redeeming Shares--Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(r) and American FundsLine Online(R)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may reinstate them at any time also by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

   REDEMPTION OF SHARES -- The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem your shares if, through redemptions or otherwise, they have a value of less than the minimum initial investment amount required of new shareholders (determined, for this purpose, only as the greater of the shareholder's cost or the current net asset value of the shares, including any shares acquired through reinvestment of income dividends and capital gain distributions). We will give you prior notice of at least 60 days before the involuntary redemption provision is made effective with respect to your account. You will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through its correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

    Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended August 31, 1998, 1997 and 1996 amounted to $358,000, $244,000 and $82,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

   TRANSFER AGENT -- American Funds Service Company (AFS), a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. It was paid a fee of $68,000 for the fiscal year ended August 31, 1998.

INDEPENDENT ACCOUNTANTS -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th floor, Los Angeles, CA 90017, has served as the Trust's independent auditors since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of the independent auditors given on the authority of said firm as experts in accounting and auditing.

   REPORTS TO SHAREHOLDERS -- The Trust's fiscal year ends on August 31. It provides shareholders at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by Deloitte & Touche LLP whose selection is determined annually by the Board of Trustees. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer Agent.

    YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- The Investment Adviser and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a trustee of publicly traded companies; and disclosure of personal securities transactions. You may obtain a summary of the personal investing policy by contacting the Secretary of the fund.

 The financial statements including the investment portfolio and the report of independent auditors contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:


DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND

OFFERING PRICE PER SHARE -- AUGUST 31, 1998



Net asset value and redemption price per share         $16.60
(Net assets divided by shares outstanding)



Offering price per share (100/95.25 of per             $17.43
share net asset value, which takes into account
the fund's current maximum sales charge)



SHAREHOLDER AND TRUSTEE RESPONSIBILITY -- Under the laws of certain states, including Massachusetts, where the Trust was organized, and California, where the Trust's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

 Under the Declaration of Trust, the Trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust will provide indemnification to its Trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

SHAREHOLDER VOTING RIGHTS -- All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares. At such meeting, a trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees will continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Trust's Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the Trust will continue indefinitely.

 The Trust currently issues shares in one series, but the Board of Trustees may establish additional series of shares in the future. Each "series" of shares represents interests in a separate portfolio and has its own investment objective and policies. When more than one series of shares is outstanding, shares of all series will vote together for a single set of Trustees, and on other matters affecting the entire Trust, with each share entitled to a single vote. On matters affecting only one series, only the shareholders of that series will be entitled to vote. On matters relating to more than one series but affecting the series differently, separate votes by series are required.

                   INVESTMENT RESULTS AND RELATED STATISTICS

    The fund's yield was 4.04% based on a 30-day (or one month) period ended August 31, 1998 computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ - 1]
Where: a = dividends and interest earned during the period.

 b = expenses accrued for the period (net of reimbursements).

 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

 d = the maximum offering price per share on the last day of the period.

    The fund may also calculate a tax equivalent yield based on a 30-day (or one month) period ended no later than the date of the most recent balance sheet included in the registration statement, computed by dividing that portion of the yield (as computed by the formula stated above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. The fund's tax-equivalent yield based on the maximum combined effective federal/state tax rate of 45.2% for the 30-day (or one month) period ended August 31, 1998 was 7.37%.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by annualizing the current month's dividend and dividing by the average price for the month. The taxable equivalent distribution rate will reflect the most current federal and state tax rates available. The current distribution rate may differ from the current yield.

    The fund's total return over the past 12 months and average annual total returns for the past five-year and ten-year periods ending on August 31, 1998 were 2.85%, 5.07% and 7.42%, respectively. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange
Commission: P(1+T)/n/ = ERV. During its lifetime, the fund had a total return of 116.72%. The fund's total return over the past 12 months and average annual total return at net asset value over the past five- and ten-year periods ending on August 31, 1998 was 7.98%, 6.09% and 7.95%, respectively.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. The fund will calculate total return for five and ten-year periods after such periods have elapsed. In addition, the fund may provide lifetime average total return figures.


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM


                                                  ... and taken all

                                                  distributions in shares,

If you had invested                               your investment would

$10,000 in the fund                               have been worth this

this many years ago...                            much at August 31, 1998

|                                                 |

                         Periods

Number of Years          9/1-8/31                 Value

1                        1997 -1998               $10,285

2                        1996 -1998                11,188

3                        1995 - 1998                11,826

4                        1994 - 1998                12,785

5                        1993 - 1998                 12,805

6                        1992 - 1998                 14,476

7                        1991 - 1998                 15,976

8                        1990 - 1998                 17,827

9                        1989 - 1998                 18,526

10                       1988 - 1998                 20,460

11                       1987 - 1998                 21,594

lifetime                 1986*- 1998                 21,672



  ILLUSTRATION OF A $10,000 INVESTMENT IN THE FUND WITH DIVIDENDS REINVESTED
    (For the lifetime of the Fund October 28, 1986 through August 31, 1998)


                COST OF SHARES                                    VALUE OF SHARES**

Fiscal                                          Total         From           From            From
Year End       Annual         Dividends         Investment    Initial        Capital         Dividends      Total
                                                                             Gains
Aug. 31        Dividends      (cumulative)      Cost          Investment     Reinvested      Reinvested     Value

1987*          $431           $431              $ 10,431      $ 9,147        $ 0             $ 415          $ 9,562

1988           582            1,013             11,013        9,087          0               1,002           10,089

1989           651            1,664             11,664        9,440          0               1,700           11,140

1990           682            2,346             12,346        9,247          0               2,334           11,581

1991           724            3,070             13,070        9,727          0               3,192          12,919

1992           771            3,841             13,841        10,140         0               4,118          14,258

1993           806            4,647             14,647        10,867         0               5,256          16,123

1994           875            5,522             15,522        10,267         57              5,820          16,144

1995           932            6,454             16,454        10,493         58              6,910          17,461

1996           949            7,403             17,403        10,520         58              7,869          18,447

1997           996            8,399             18,399        10,813         161             9,096          20,070

1998           1,013          9,412             19,412        11,067         271             10,334         21,672



*  From inception on October 28, 1986

** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.

The dollar amount of capital gain distributions during the period was $265.

 Note that past results are not an indication of future investment results.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

 The fund may also refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services ("Lipper"), Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

                   DESCRIPTION OF RATINGS FOR DEBT SECURITIES

 The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.

 Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:

BONDS --

 "Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

 "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

 "Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."

 "Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or having other marked shortcomings."
 "Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."

NOTES --

 "The MIG 1 designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

 The MIG 2 designation denotes high quality. Margins of protection are ample although not as large as in the preceding group."

COMMERCIAL PAPER --

 "Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

 -- Leading market positions in well established industries.
 --  High rates of return on funds employed.
 -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
   -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
 -- Well established access to a range of financial markets and assured sources of alternate liquidity.

 Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained."

 Standard & Poor's Corporation rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:

BONDS --

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."

 "Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."

 "BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

 "The rating 'C1' is reserved for income bonds on which no interest is being paid."

 "Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."

NOTES --

 "The SP-1 rating denotes a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

 The SP-2 rating denotes a satisfactory capacity to pay principal and interest."

COMMERCIAL PAPER --

  "The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

 The A-2 designation indicates a capacity for timely payment on issues so designated is strong; however, the relative degree of safety is not as high as for issues designated A-1."


The Tax-Exempt Fund of California
Investment Portfolio, August 31, 1998
                                                                          Principal  Market
                                                                            Amount    Value
                                                                             (000)    (000)
Tax-Exempt Securities Maturing in More than One Year- 94.35%

Educational Fac. Auth., Rev. Bonds (University of San Francisco), Series 1   $1,190   $1,334
 MBIA  Insured, 5.70% 2011
Health Fac. Fin. Auth:
Rev. Bonds:
Kaiser Permanente, 1998 Series A, FSA Insured, 5.25% 2011                     1,000    1,065
UCSF-Stanford Health Care, 1998 Series A, AMBAC Insured, 5.00% 2009           1,000    1,056
Hospital Rev. Bonds:
Downey Community Hospital, Series 1993:
5.20% 2003                                                                    1,000    1,047
5.625% 2008                                                                   1,500    1,592
5.75% 2015                                                                    6,400    6,657
Pacific Presbyterian Medical Center, Insured Variable Rate Demand, 1985 Se    3,875    4,229
 6.75% 2015 (Preref. 2002)
St. Joseph Health System Obligated Group, Cert. of Part., 5.50% 2014          3,000    3,102
Hospital Rev. Ref. Bonds (Saint Francis Memorial Hospital), Series 1993A,     1,150    1,271
2005 (Preref. 2003)
Housing Finance Agcy:
Home Mortgage Rev. Bonds:
1991 Series A, 7.35% 2011                                                       495      526
1997 Series H , MBIA  Insured, 5.50% 2017                                     3,250    3,385
1995 Series K AMT, AMBAC  Insured, 5.55% 2021                                   725      752
Single Family Mortgage Bonds, 1997 Series B-3 AMT, MBIA Insured, 5.10% 201    1,825    1,852
Single Family Mortgage Rev Bonds:
1998 Series C-4, Class I:
4.90% 2004                                                                    2,695    2,756
5.10% 2007                                                                    1,000    1,024
5.15% 2008                                                                    4,650    4,750
1995 Issue B-2, AMBAC Insured AMT, 5.70% 2007                                 3,045    3,162
1997 Series C-1, Class  III, MBIA Insured, 5.05% 2011                         5,500    5,700
Maritime Infrastructure Auth., Airport Rev. Bonds (San Diego Unified Port     2,135    2,224
 Airport Project-Lindbergh Field), Series 1995 AMT, AMBAC Insured 5.00% 2002
Pollution Control Fin. Auth:
Pollution Control Rev. Bonds (Pacific Gas and Electric Co.):
1992 Series B AMT, 6.35% 2009                                                 4,400    4,773
1993 Series B AMT, AMBAC Insured, 5.85% 2023                                  1,000    1,058
Resource Recovery Rev. Bonds, Waste Management Inc. Guarantee Bond, Series    1,500    1,622
7.15% 2011
Solid Waste Disposal Ref. Rev. Bonds:
(USA Waste Services, Inc. Project), Series 1998A AMT, 5.10% 2018              4,020    4,043
(CanFibre of Riverside  Project), Series 1997A AMT, 9.00% 2019                4,000    4,184
(Keller Canyon Landfill Co. Project), BFI Corp. Guarantee, Series 1992 AMT    6,200    6,795
6.875% 2027
Public Works Board, Lease Rev. Bonds:
California Community Colleges, 1994 Series  B (Various Community College P    1,000    1,137
 6.75% 2005
Trustees of The California State University (Various University Projects):
1997 Series B, 5.25% 2010                                                     1,500    1,598
1996  Series A, AMBAC Insured, 5.50% 2014                                     3,500    3,730
Dept. of Corrections, State Prison:
Imperial County, 1991 Series A, 6.50%  2017                                   1,000    1,205
Lassen County (Susanville), 1993 Series  D, FSA  Insured, 5.25% 2015          2,000    2,129
The Regents of the University of California:
(Various University Projects), 1993 Series B, MBIA Insured, 5.50% 2014        1,500    1,646
1991 Cert. of Part. (UCLA Central Chiller/Cogeneration Facility),             1,250    1,325
7.00% 2015 (Preref. 1999)
Public Works Board, Lease Rev. Ref. Bonds, 1998 Series A (Library and Cour    1,500    1,640
  Annex Building Complex). 5.50% 2010
Rural Home Mortgage Finance Auth., Single Family Mortgage Rev. Bonds
(Mortgage-Backed Securities Program):
1995 Series B AMT, 7.75% 2026                                                 2,845    3,344
1996 Series A AMT, 7.75% 2027                                                 1,205    1,418
Statewide Communities Dev. Auth.:
Apartment Dev. Rev. Ref. Bonds ( Irvine Apartment Communities, LP):
Series 1998A-1 AMT, 5.05% 2008                                                2,000    2,030
Series 1998A-3, MBIA Insured, 5.10% 2010                                      5,000    5,086
Citrus Valley Health Partners, Inc., Cert. of Part., MBIA Insured:
5.50% 2011                                                                    1,000    1,084
5.625% 2012                                                                   1,000    1,094
Hospital Rev. Cert. of  Part., Cedars-Sinai  Medical Center, Series 1992,     3,650    4,210
 6.50% 2012
Rev. Ref. Bonds (Sherman Oaks Project), Series 1998A, AMBAC Insured:
5.00% 2008                                                                    1,000    1,058
5.50% 2009                                                                    2,000    2,195
Sisters of Charity of Leavenworth Health Services Corp., Cert. of Part.,      1,000      984
  Series 1994, 5.00% 2023
Dept. of Water Resources, Central Valley Project, Water System Rev. Bonds:
Series O, MBIA Insured, 5.00% 2022                                            2,000    1,985
Series H, 6.90% 2025 (Preref. 2000)                                           2,000    2,143
Alameda Public Fin. Auth., 1997 Rev. Bonds (Marina Village Assessment Dist. Bond
 Refinancing):
6.05% 2008                                                                    1,110    1,138
6.125% 2009                                                                   1,340    1,374
6.375% 2014                                                                   1,100    1,133
County of Alameda, 1993 Refunding Cert. of Part. (Santa Rita Jail Project)    1,500    1,625
MBIA Insured,  5.375% 2009
Anaheim Public Fin. Auth., Lease Rev. Bonds, (Anaheim Public Improvement P    1,500    1,752
Senior Lease Rev. Bonds, 1997 Series A, FSA Insured, 6.00% 2024
Association of Bay Area Governments, Finance Auth. for Nonprofit Corps.,
 Cert. of  Part.:
American Baptist Homes Foundation, Series 1998, 6.10% 2017                    5,385    5,703
Episcopal Homes Foundation:
Series 1997A, 5.25% 2007                                                      2,760    2,878
Series 1998, 5.00% 2009                                                       4,600    4,741
Stanford University Hospital, Series 1993:
5.75% 2005 (Escrowed to Maturity)                                             1,500    1,644
5.50% 2013 (Preref. 2005)                                                     1,240    1,378
Redevelopment Agcy. of the City of Burbank (Golden State Redevelopment  Project),
Tax Allocation Bonds, 1993 Series A:
6.00% 2013                                                                    1,500    1,594
6.00% 2023                                                                    1,000    1,057
Capistrano Unified School Dist., Cert. of Part., Series 1997, 5.20%  2018     2,710    2,740
Central Valley Fin. Auth., Cogeneration Project Rev. Bonds (Carson
 Ice-Gen  Project), Series 1993:
6.00% 2009                                                                    1,000    1,073
6.10% 2013                                                                    3,000    3,346
6.20% 2020                                                                    5,000    5,598
City of Chino Hills, Community Fac. District No. 9 (Rincon Village Area),     1,250    1,266
Special Tax Bonds, Series 1998, 6.45% 2023
City of Commerce, Community Dev. Commission, Redevelopment Project  No. 1,    2,490    2,579
Subordinate Lien Tax Allocation Refunding Bonds, Series 1997 B, 5.50% 2008
Del Mar Race Track Auth., Rev. Ref. Bonds, Series 1996, 6.00% 2001            1,000    1,032
Delta Counties Home Mortgage Finance Auth., Single Family Mortgage Rev. Bo      800      810
(Mortgage-Backed Securities Program), 1998 Series A AMT, MBIA Insured, 4.85% 2008
East Bay Regional Park District (Alameda and Contra Costa Counties),          1,000    1,047
1998 G.O. Refunding Bonds, 5.00% 2010
Foothill/Eastern Transportation Corridor Agency, Toll Road Rev. Bonds,        2,500    2,729
 Series 1995A, 6.00% 2016
City of Fremont, Multifamily Housing Rev. Ref. Bonds, Issue A of 1995         3,000    3,172
(Durham Greens Project), 5.40% 2026
Imperial Irrigation Dist., 1998 Electric System Ref. Rev. Bonds, MBIA Insu    1,000    1,033
5.00% 2012
City of Long Beach:
Fin. Auth. Rev. Bonds, Series 1992, AMBAC  Insured, 6.00% 2017                  750      862
Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                               1,000      996
City of Los Angeles:
Community Redevelopment Agcy., Central Business Dist. Redevelopment Projec    4,775    4,903
Tax Allocation Refunding Bonds, Series I, 5.00% 2001
Harbor Dept. Rev. Bonds:
Issue 1996 AMT, 5.50% 2007                                                    3,675    3,998
Issue 1988, 7.60% 2018 (Escrowed to Maturity)                                 1,750    2,273
Issue 1995, Series B AMT, 6.625%  2025                                        1,000    1,093
Multifamily Housing Rev. Bonds (GNMA Collateralized - Ridgecroft Apartment    2,005    2,126
Project), Series 1997E AMT, 6.125% 2027
Dept. of Water and Power, Electric Plant Rev. Bonds,  Issue of 1990:
7.125% 2030 (Subject to Crossover Refunding 2000)                             1,000    1,073
7.10% 2031 (Subject to Crossover Refunding 2001)                              3,000    3,279
County of Los Angeles:
Capital Asset Leasing Corp., Cert of Part. (Marina del Rey), Series A:
6.25% 2003                                                                    4,635    4,902
6.50% 2008                                                                    6,000    6,537
Public Works Fin. Auth., Regional Park and Open Space Dist., Dist.  A,        3,000    3,245
  Series 1997 A, 5.50% 2011
Transportation Commission, Sales Tax Rev. Bonds, Series 1991-A, 6.75% 2020    1,500    1,653
(Preref. 2001)
Marin Municipal Water Dist. Water Rev. Bonds, Series 1993, 5.65% 2023         1,000    1,039
Northern California Public Power Agcy., Geothermal Project #3, Special Rev. Bonds,
1993 Refunding Series A:
5.60% 2006                                                                    3,725    4,026
5.65% 2007                                                                    2,000    2,178
Oakland State Building Auth., Lease Rev. Bonds (Elihu M. Harris State Offi    2,000    1,989
 Building), 1998 Series A, AMBAC Insured, 5.00% 2023
County of Orange:
Aliso Viejo Special Tax Bonds of Community Fac. Dist. No. 88-1,  Series A of 1992:
7.25% 2008 (Preref. 2002)                                                     1,500    1,720
7.35% 2018 (Preref. 2002)                                                     4,250    4,888
Limited Obligation Improvement Bonds, 1998 Series A, Irvine Coast Assessme    1,100    1,104
 No. 88-1, 5.25% 2009
Local Transportation Auth., First Senior Fixed-Rate Bonds, MBIA  Insured,     1,500    1,712
 6.00% 2009
Recovery Cert. of Part., 1996 Series A, MBIA Insured, 6.00% 2008              1,500    1,718
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific Commerce Center), Limited
Obligation Refunding Bonds:
5.50% 2004                                                                    1,480    1,528
5.60% 2005                                                                    2,895    2,989
5.70% 2006                                                                    1,200    1,239
City of Pasadena, Cert. of Part. (1990 Capital Improvements Project), 7.00    1,000    1,083
(Preref. 2000)
Redevelopment Agcy. of the City of Pittsburg, Los Medanos Community Dev.      2,195    2,252
 Project, Tax Allocation Refunding Bonds, AMBAC Insured, Series 1993A, 5.25% 2015
Pleasanton Joint Powers Fin. Auth., Reassessment Rev. Bonds, 1993 Series A:
5.70% 2001                                                                    3,730    3,903
6.15% 2012                                                                    1,780    1,921
Community Fac. District No. 88-1 of the City of Poway (Parkway Business Centre),
Special Tax Refunding Bonds, Series 1998:
5.30% 2005                                                                    1,225    1,230
6.25% 2007                                                                    2,050    2,179
6.50% 2008                                                                    2,000    2,170
6.50% 2009                                                                    1,320    1,433
6.50% 2010                                                                    1,000    1,088
Redding Joint Powers Fin. Auth., Solid Waste and Corp. Yard  Rev. Bonds, 1    3,000    2,943
Series A, 5.00% 2018
Sacramento City Fin. Auth., 1991 Rev. Bonds, 6.80% 2020  (Preref. 2001)       5,500    6,119
Sacramento Cogeneration Auth., Cogeneration Project Rev. Bonds:
(Campbell Soup Project), 1995 Series:
6.00% 2003                                                                    1,500    1,623
6.50% 2005                                                                    1,100    1,237
(Procter & Gamble Project), 1995 Series:
7.00% 2005                                                                    1,700    1,965
6.375% 2010                                                                   3,500    3,956
6.50% 2014                                                                    1,000    1,162
6.50% 2021                                                                    4,000    4,650
Sacramento Municipal Utility Dist., Electric Rev. Bonds, 1997 Series K,       2,500    2,782
 AMBAC  Insured, 5.70% 2017
County of Sacramento:
Laguna Creek Ranch/Elliott Ranch Community Fac. Dist. No.1, Improvement Area No.2
Special Tax Refunding Bonds (Elliot Ranch):
6.00% 2012                                                                      880      923
6.10% 2013                                                                      665      701
6.30% 2021                                                                      500      527
Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed Securities Program    1,500    2,258
Issue A of 1987 AMT, 9.00% 2019 (Escrowed to Maturity)
City of San Bernardino, SCH Health Care System Rev. Bonds, (Sisters of Cha    1,000    1,107
 the Incarnate Word Houston,Texas) Series 1991A, 7.00% 2021 (Preref. 2001)
County of San Bernardino Housing Auth., Multifamily Housing Rev. Bonds        2,090    2,125
(Fannie Mae Program - Villa Serena Project), Series 1985, 4.95% 2007
City of San Diego/MTDB Auth. (San Diego Old Town Light Rail Transit Extens    1,500    1,529
1993 Lease Rev. Bonds, 5.375% 2023
County of San Diego:
Cert. of Part. (Sharp Healthcare Obligated Group), MBIA Insured, 5.25% 200    1,515    1,634
Poway Unified School Dist., Community Fac. Dist. No. 1, Series 1998
 Special Tax Bonds, MBIA Insured:
5.00% 2009                                                                    2,000    2,118
5.00% 2010                                                                    1,000    1,052
Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation Improvement Bonds:
5.90% 2007                                                                    1,435    1,483
5.90% 2008                                                                    1,000    1,033
City and County of San Francisco:
Port Commission Rev. Ref. Bonds, Series 1994,  5.90% 2009                     1,500    1,605
Redevelopment Agcy., Residential Facility Rev. Bonds (Coventry Park Projec    5,000    5,641
 Series 1996A AMT, 8.50% 2026
County of San Joaquin, Cert. of Part. (1993 General Hospital Project), 6.6    2,235    2,454
San Joaquin Hills Transportation Corridor Agcy. Senior Lien Toll Road Rev.    1,500    1,703
 6.75% 2032 (Preref. 2003)
Redevelopment Agcy. of the City of San Jose, Multifamily Housing Rev. Bonds
 (GNMA Collateralized-The Miraido Village), Series 1997A AMT:
5.30% 2012                                                                    1,000    1,027
5.65% 2022                                                                    1,500    1,547
San Marcos Public Fac. Auth., Ref. Rev. Bonds, Series 1998, 5.50% 2010        4,295    4,301
Santa Ana Fin. Auth.:
Police Administration and Holding Facility Lease Rev. Bonds,  MBIA Insured    1,000    1,185
1994A, 6.25% 2019
Ref. Rev. Bonds, 1998 Series A (City of Santa Ana and South Harbor Bouleva    1,595    1,691
Fairview Street Redevelopment Projects), MBIA Insured, 5.00% 2008
City of Santa Clara, Subordinated Electric Rev. Ref. Bonds, Series 1998 A,    2,885    3,075
Insured, 5.25% 2012
Santa Clara County Fin. Auth., Lease Rev. Bonds (VMC Facility Replacement     2,200    2,853
 AMBAC Insured, 1994 Series A, 7.75% 2009
Shafter Joint Powers Finance Auth., Lease Rev. Bonds, 1997 Series A,
(Community Correctional Facility Acquisition Project):
5.50% 2006                                                                    1,535    1,645
5.95% 2011                                                                    1,700    1,856
South Orange County, Public Fin. Auth., Special Tax Rev. Bonds, Series B
(Junior Lien Bonds):
6.55% 2002                                                                    1,565    1,596
6.85% 2005                                                                    2,715    2,769
South Tahoe Joint Powers Fin. Auth. Ref. Rev. Bonds, (South Tahoe             3,250    3,506
Redevelopment Project Area No. 1), 1995 Series B, 6.250% 2020
Southern California Home Fin. Auth., Single Family Mortgage Rev. Bonds        1,060    1,120
(GNMA and FNMA Mortgage-Backed Securities Program), 1992 Series A AMT, 6.75% 2022
Stanislaus Waste-To-Energy Finance Agcy., Solid Waste Facility Ref. Rev.      1,105    1,168
 Cert. (Ogden Martin Systems of Stanislaus, Inc. Project), Series 1990, 7.625% 2010
City of Stockton:
Mello-Roos Rev. Bonds, Series 1997A, Community Fac. Dist., No. 90-2
(Brookside Estates):
5.50% 2005                                                                    1,560    1,611
5.75% 2008                                                                    1,840    1,920
5.95% 2010                                                                    1,000    1,049
Public Fin. Auth., Cert. of Part. (Wastewater System Project), 1998 Series    1,060    1,134
MBIA Insured, 5.125% 2009
Community Fac. District No. 88-12 of the City of Temecula (Ynez Corridor),
 Special Tax Refunding Bonds, 1998 Series A:
5.20% 2007                                                                      850      854
5.25% 2008                                                                      745      749
Virgin Islands Public Finance Auth., Rev. Ref. Bonds (Virgin Islands Matching
Fund Loan Notes):
Series 1998 C Bonds, 5.50% 2008                                               1,000    1,069
Series 1998 A, 5.20% 2010                                                     1,000    1,033
City of West Sacramento, Limited Obligation Refunding Improvement Bonds,        500      499
 Reassessment Dist. of 1998, 5.20% 2008
                                                                                   ---------------
                                                                                     337,358
                                                                                   ---------------
Tax-Exempt Securities Maturing in One Year or Less - 4.28%
State Health Fac. Fin. Auth., Variable Rate Rev. Bonds:
St. Joseph Health System, Series 1991B, 3.15% 2009*                           1,000    1,000
Sutter Health, Series 1990B, 3.15% 2020*                                      2,400    2,400
Los Angeles County Metropolitan Transportation Auth., Proposition C Sales     9,800    9,896
 Rev. Ref. Bonds, Second Senior Bonds, Series 1998-A, AMBAC Insured, 4.50% 6/30/99
County of Marin, 1998-99 Tax and Rev. Anticipation Notes, 4.50% 6/30/99       2,000    2,020
                                                                                   ---------------
                                                                                      15,316
                                                                                   ---------------
TOTAL TAX-EXEMPT SECURITIES (cost:  $329,995,000)                                    352,674
Excess of cash and receivables over payables                                           4,880
                                                                                   ---------------
NET ASSETS                                                                          $357,554
                                                                                   ==========
*Coupon rate changes periodically.

See Notes to Financial Statements

The Tax-Exempt Fund of California
Financial Statements
Statement of Assets and Liabilities
at August 31, 1998     (dollars in thousands)
Assets:
 Tax-exempt securities (cost: $329,995)                                                 $352,674
 Cash                                                                                        135
 Receivables for--
  Sales of fund's shares                                        $    1,923
  Accrued interest                                                   4,772                 6,695
                                                           ---------------       ---------------
                                                                                         359,504
Liabilities:
 Payables for--
  Purchases of investments                                               0
  Repurchases of fund's shares                                         998
  Dividends payable                                                    636
  Management services                                                  113
  Accrued expenses                                                     203                 1,950
                                                           ---------------       ---------------
Net Assets at August 31, 1998--
 Equivalent to $16.60 per share on
 21,545,341 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                            $357,554
                                                                                       =========



Statement of Operations
for the year ended August 31, 1998
(dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                                      $17,825

 Expenses:
  Management services fee                                           $1,262
  Distribution expenses                                                742
  Transfer agent fee                                                    68
  Reports to shareholders                                               64
  Registration statement and prospectus                                 14
  Postage, stationery and supplies                                      26
  Trustees' fees                                                        18
  Auditing and legal fees                                               39
  Custodian fee                                                          1
  Taxes other than federal income tax                                    5
  Other expenses                                                        32                 2,271
                                                           ---------------       ---------------
   Net investment income                                                                  15,554
                                                                                 ---------------
Realized Gain and Increase in Unrealized
 Appreciation on Investments:
 Net realized gain                                                                         5,345
 Net unrealized appreciation:
  Beginning of year                                                 19,054
  End of year                                                       22,679
                                                           ---------------
   Net increase in unrealized appreciation                                                 3,625
                                                                                 ---------------
   Net realized gain and increase in
    unrealized appreciation on investments                                                 8,970
                                                                                 ---------------
Net Increase in Net Assets Resulting
 from Operations                                                                         $24,524
                                                                                       =========
See Notes to Financial Statements


Statement of Changes in Net Assets
(dollars in thousands)
                                                      Year ended August 31
                                                                      1998                  1997
                                                                 ---------             ---------
Operations:
 Net investment income                                           $  15,554             $  13,818
 Net realized gain on investments                                    5,345                 1,397
 Net change in unrealized appreciation
  on investments                                                     3,625                 7,301
                                                        ------------------    ------------------
   Net increase in net assets
    resulting from operations                                       24,524                22,516
                                                        ------------------    ------------------
Dividends and Distributions Paid to
 Shareholders:
  Dividends paid from net investment income                        (15,589)              (13,821)
  Distributions from net realized gain
   on investments                                                   (1,580)               (1,382)
                                                        ------------------    ------------------
   Total dividends and distributions                               (17,169)              (15,203)
                                                        ------------------    ------------------

Capital Share Transactions:
 Proceeds from shares sold:
  6,096,025 and 3,438,562
  shares, respectively                                              99,998                55,139
 Proceeds from shares issued in reinvestment of net
  investment income dividends and distributions of
  net realized gain on investments:
  581,317 and 535,942 shares, respectively                           9,526                 8,594
 Cost of shares repurchased:
  2,957,515 and 2,150,063 shares,
  respectively                                                     (48,491)              (34,412)
                                                        ------------------     -----------------
  Net increase in net assets
   resulting from capital share transactions                        61,033                29,321
                                                        ------------------     -----------------
Total Increase in Net Assets                                        68,388                36,634
Net Assets:
 Beginning of year                                                 289,166               252,532
                                                        ------------------    ------------------
 End of year                                                      $357,554              $289,166
                                                               ===========           ===========

See Notes to Financial Statements

                Notes to Financial Statements

1. The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

          Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

          As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after the determination of the fund's net investment income and paid to shareholders monthly.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of August 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $22,679,000, of which $22,771,000 related to appreciated securities and $92,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1998. The cost of portfolio securities for book and federal income tax purposes was $329,995,000 at August 31, 1998.

3. The fee of $1,262,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the trust are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1998, distribution expenses under the Plan were $742,000. As of August 31, 1998, accrued and unpaid distribution expenses were $140,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $68,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $183,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1998, aggregate amounts deferred and earnings thereon were $33,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the trust are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of August 31, 1998, accumulated undistributed net realized gain on investments was $5,073,000 and paid-in capital was $329,800,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $135,743,000 and $85,922,000, respectively, during the year ended August 31, 1998.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,000 was paid by these credits rather than in cash.


Per-Share Data and Ratios


                                            Year endedAugust 31
                                 1998       1997      1996    1995     1994

Net Asset Value, Beginning
 of Year                             $16.22    $15.78  $15.74 $15.40 $16.30
                                 -------------------- ------- --------------
Income from Investment
 Operations:
 Net investment income                  .79       .83     .84    .86    .84
 Net realized and
  unrealized gain
  (loss) on investments                 .47       .53     .04    .34   (.84)
                                 -------------------- ------- --------------
  Total income from
   investment operations               1.26      1.36     .88   1.20    -
                                 -------------------- ------- --------------
Less Distributions:
 Dividends from net
  investment income                    (.80)     (.83)   (.84)  (.86)  (.84)
 Distributions from net
  realized gains                       (.08)     (.09)   -       -     (.06)
                                 -------------------- ------- --------------
  Total distributions                  (.88)     (.92)   (.84)  (.86)  (.90)
                                 -------------------- ------- --------------
Net Asset Value, End of Year         $16.60    $16.22  $15.78 $15.74 $15.40
                                 ==================== ======= ==============

Total Return*                    7.98%        8.80%     5.65%   8.16%  0.13%


Ratios/Supplemental Data:
Net assets, end of year
 (in millions)                         $358      $289    $253   $233   $226
Ratio of expenses to average
 net assets                      .71%          .72%      .73%    .73%   .71%
Ratio of net income to
 average net assets              4.83%        5.15%     5.25%   5.65%  5.28%
Portfolio turnover rate          27.78%       15.68%   27.60%  41.36% 15.08%



*Excludes maximum sales charge of 4.75%.





Independent Auditors' Report
To the Board of Trustees of The American Funds
Tax-Exempt Series II and Shareholders of
The Tax-Exempt Fund of California:


     We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "fund"), including the investment portfolio, as of August 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Los Angeles, California

September 30, 1998


Tax Information (unaudited)

During the fiscal year ended August 31, 1998, the fund paid 79.5 cents per share of exempt-interest distributions within the meaning of Section 852(b)(5)(A) of the Internal Revenue Code, 0.2 cents per share of ordinary income, and a long-term capital gain of 7.9 cents per share, of which 6.0 cents were 28% rate gains.

This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax returns. For tax return preparation purposes, please refer to the calendar year-end information you receive from the fund's transfer agent.


                                  PART C
                  THE TAX-EXEMPT FUND OF CALIFORNIA

OTHER INFORMATION

ITEM 23.  EXHIBITS

(a) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(b) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(c) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(d)  Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(e) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(f) None.
(g)  Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(h) None.
(i) Not applicable to this filing.
(j) Consent of independent auditors
(k) None.
(l) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(m) Previously filed (see Post-Effective Amendment No. 15 filed 10/29/97).
(n) EX-27 Financial data schedule.
(o) None.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25.  INDEMNIFICATION.

  Registrant is a joint-insured under Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Article VI of the Trust's By-Laws states:

   (a) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid

 ITEM 25.  INDEMNIFICATION. (cont).
in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith or in a manner reasonably believed to be opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

 (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

 (c) To the extent that a Trustee or officer of the Trust has been successful on the merits in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

 (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper under the standard of conduct set forth in subparagraph (a) or (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were not parties to such action, suit or proceeding, and are disinterested Trustees or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion.

 ITEM 25.  INDEMNIFICATION. (cont).

 (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking and security by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.

 (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

 (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

 (h) Nothing in the Declaration of Trust or in these By-Laws shall be deemed to protect any Trustee, officer, distributor, investment adviser or controlling shareholder of the Trust against any liability to the Trust or to its shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

 (i) The Trust shall have power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.

  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation of the SEC. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.

      (B)          (1)                             (2)           (3)



      NAME AND PRINCIPAL             POSITIONS AND OFFICES       POSITIONS AND
                                                                 OFFICES

      BUSINESS ADDRESS               WITH UNDERWRITER            WITH REGISTRANT



      David L. Abzug                 Regional Vice               None
                                     President

      27304 Park Vista Road

      Agoura Hills, CA 91301



      John A. Agar                   Vice President              None

      1501 N. University, Suite
      227A

      Little Rock AR 72207



      Robert B. Aprison              Vice President              None

      2983 Bryn Wood Drive

      Madison, WI  53711



L     William W. Bagnard             Vice President              None



      Steven L. Barnes               Senior Vice President       None

      5400 Mt. Meeker

      Boulder, CO 80301



B     Carl R. Bauer                  Assistant Vice              None
                                     President



      Michelle A. Bergeron           Vice President              None

      4160 Gateswalk Drive

      Smyrna, GA 30080



      Joseph T. Blair                Senior Vice President       None

      27 Drumlin Road

      West Simsbury, CT  06092



      John A. Blanchard              Vice President              None

      6421 Aberdeen Road

      Mission Hills, KS 66208



      Ian B. Bodell                  Senior Vice President       None

      P.O. Box 1665

      Brentwood, TN 37024-1665



      Michael L. Brethower           Senior Vice President       None

      2320 North Austin Avenue

      Georgetown, TX  78626



      C. Alan Brown                  Regional Vice               None
                                     President

      4129 Laclede Avenue

      St. Louis, MO  63108



H     J. Peter Burns                 Vice President              None



      Brian C. Casey                 Regional Vice               None
                                     President

      8002 Greentree Road

      Bethesda, MD 20817



      Victor C. Cassato              Senior Vice President       None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80121



      Christopher J. Cassin          Senior Vice President       None

      111 W. Chicago Avenue, Suite G3
      Hinsdale, IL 60521





      Denise M. Cassin                Vice President             None

      1301 Stoney Creek Drive

      San Ramon, CA 94538



L     Larry P. Clemmensen            Director                    None



L     Kevin G. Clifford              Director, President         None
                                     and
                                     Co-Chief Executive
                                     Officer



      Ruth M. Collier                Senior Vice President       None

      145 West 67th St., #12K

      New York, NY  10023



S     David Coolbaugh                Assistant Vice              None
                                     President



      Thomas E. Cournoyer            Vice President              None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell           Senior Vice President       None

      3521 Rittenhouse Street, N.W.

      Washington, D.C.  20015



L     Carl D. Cutting                Vice President              None



      Daniel J. Delianedis           Regional Vice               None
                                     President

      8689 Braxton Drive

      Eden Prairie, MN 55347



      Michael A. Dilella             Vice President              None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill                Senior Vice President       None

      505 E. Main Street

      Jenks, OK 74037



      Kirk D. Dodge                   Senior Vice President      None

      633 Menlo Avenue
      Suite 210

      Menlo Park, CA 94025



      Peter J. Doran                 Senior Vice President       None

      1205 Franklin Avenue

      Garden City, NY  11530



L     Michael J. Downer              Secretary                   Vice President



      Robert W. Durbin               Vice President              None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards               Senior Vice President       None



L     Paul H. Fieberg                Senior Vice President       None



      John Fodor                      Vice President             None

      15 Latisquama Road

      Southborough, MA 01772



L     Mark P. Freeman, Jr.           Director                    None



      Clyde E. Gardner               Senior Vice President       None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford            Vice President              None



      Jeffrey J. Greiner              Vice President             None

      12210 Taylor Road

      Plain City, OH 43064



L     Paul G. Haaga, Jr.             Director                    Chairman of the
                                                                 Board



B     Mariellen Hamann               Assistant Vice              None
                                     President



      David E. Harper                Senior Vice President       None

      R.D. 1, Box 210, Rte 519

      Frenchtown, NJ  08825



      Ronald R. Hulsey                Vice President             None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish                Regional Vice               None
                                     President

      1225 Vista Del Mar Drive

      Delray Beach, FL 33483



L     Robert L. Johansen             Vice President              None



      Michael J. Johnston            Director                    None

      630 Fifth Avenue, 36th
      Floor

      New York, NY 10111



B     Damien M. Jordan               Vice President              None



      Arthur J. Levine               Senior Vice President       None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                  Assistant Vice              None
                                     President



      T. Blake Liberty               Regional Vice               None
                                     President

      5506 East Mineral Lane

      Littleton, CO 80122



L     Lorin E. Liesy                 Assistant Vice              None
                                     President





L     Susan G. Lindgren              Vice President -            None
                                     Institutional

                                     Investment Services



LW    Robert W. Lovelace             Director                    None



      Stephen A. Malbasa              Vice President             None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel               Senior Vice President       None

      5241 South Race Street

      Littleton, CO 80121



L     J. Clifton Massar              Director, Senior Vice       None
                                     President



L     E. Lee McClennahan             Senior Vice President       None



L     James R. McCrary               Assistant Vice              None
                                     President



S     John V. McLaughlin             Senior Vice President       None



      Terry W. McNabb                Vice President              None

      2002 Barrett Station Road

      St. Louis, MO  63131



L     R. William Melinat             Vice President -            None
                                     Institutional

                                     Investment Services



      David R. Murray                  Vice President            None

      60 Briant Drive

      Sudbury, MA 01776

      Stephen S. Nelson              Vice President              None

      P. O. Box 470528
      Charlotte, NC 28247-0528



      William E. Noe                 Regional Vice               None
                                     President

      304 River Oaks Road

      Brentwood, TN 37027



      Peter A. Nyhus                 Vice President              None

      3084 Wilds Ridge Court

      Prior Lake, MN 55372



      Eric P. Olson                  Vice President              None

      62 Park Drive

      Glenview, IL 60025



      Fredric Phillips                Vice President             None

      175 Highland Avenue, 4th Floor

      Needham, MA 02494



B     Candance D. Pilgrim            Assistant Vice              None
                                     President



      Carl S. Platou                 Vice President              None

      4021 96th Avenue, S.E.

      Mercer Island, WA 98040



L     John O. Post, Jr.              Vice President              None



S     Richard P. Prior               Assistant Vice              None
                                     President



      Steven J. Reitman              Senior Vice President       None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts                Vice President             None

      P.O. Box 472245

      Charlotte, NC  28247



      George S. Ross                 Senior Vice President       None

      55 Madison Avenue

      Morristown, NJ  07962



L     Julie D. Roth                  Vice President              None



L     James F. Rothenberg            Director                    None



      Douglas F. Rowe                Vice President              None

      30008 Oakland Hills Drive

      Georgetown, TX 78628



      Christopher S. Rowey           Regional Vice               None
                                     President

      9417 Beverlywood Street

      Los Angeles, CA 90034



      Dean B. Rydquist               Senior Vice President       None

      1080 Bay Pointe Crossing

      Alpharetta, GA 30005





      Richard R. Samson              Senior Vice President       None

      4604 Glencoe Avenue, #4

      Marina del Rey, CA  90292



      Joseph D. Scarpitti            Vice President              None

      31465 St. Andrews

      Westlake, OH 44145



L     R. Michael Shanahan            Director                    None



      David W. Short                 Director,  Chairman of      None
      1000 RIDC Plaza, Suite         the Board and Co-Chief
      212                            Executive Officer
      Pittsburgh, PA  15238



      William P. Simon, Jr.          Senior Vice President       None

      912 Castlehill Lane

      Devon, PA 91333



L     John C. Smith                  Assistant Vice              None
                                     President -
                                     Institutional
                                     Investment Services



      Rodney G. Smith                Vice President              None

      100 N. Central Expressway
      Suite 1214

      Richardson, TX  75080



      Nicholas D. Spadaccini         Regional Vice               None
                                     President

      855 Markley Woods Way

      Cincinnati, OH 45230



L     Kris J. Spazafumo              Assistant Vice              None
                                     President



      Daniel S. Spradling            Senior Vice President       None

      181 Second Avenue, Suite 228

      San Mateo, CA  94401



B     Max D. Stites                  Vice President              None



      Thomas A. Stout                Regional Vice               None
                                     President

      3919 Whooping Crane Circle

      Virginia Beach, VA  23455



      Craig R. Strauser              Vice President              None

      3 Dover Way

      Lake Oswego, OR 97034





      Francis N. Strazzeri            Vice President             None

      31641 Saddletree Drive

      Westlake Village, CA
      91361



L     Drew W. Taylor                 Assistant Vice              None
                                     President



S     James P. Toomey                 Vice President             None



I     Christopher E. Trede            Vice President             None



      George F. Truesdail            Vice President              None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith           Vice President              None

      60 Reedland Woods Way

      Tiburon, CA 94920



L     David M. Ward                   Vice President -

                                     Institutional
                                     Investment Services

                                                                 None



      Thomas E. Warren               Regional Vice               None
                                     President

      119 Faubel Street

      Sarasota, FL  34242



L     J. Kelly Webb                  Senior Vice President,      None
                                     Treasurer



      Gregory J. Weimer               Vice President             None

      206 Hardwood Drive

      Venetia, PA 15367



B     Timothy W. Weiss               Director                    None



      N. Dexter Williams             Senior Vice President       None

      P.O. Box 2200
      Danville, CA 94526



      Timothy J. Wilson              Vice President              None
      113 Farmview Place

      Venetia, PA 15367



B     Laura L. Wimberly               Vice President             None



H     Marshall D. Wingo              Director, Senior Vice       None
                                     President



L     Robert L. Winston              Director, Senior Vice       None
                                     President



      Laurie B. Wood                 Regional Vice               None
                                     President

      3500 W. Camino de Urania

      Tucson, AZ 85741



      William R. Yost                Vice President              None

      9320 Overlook Trail

      Eden Prairie, MN 55347



      Janet M. Young                 Regional Vice               None
                                     President

      1616 Vermont

      Houston, TX 77006



      Scott D. Zambon                Regional Vice               None
                                     President

      320 Robinson Drive

      Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071
LW Busines Address, 11100 Santa Monica Boulevard, Los Angeles, CA  90025
B Business Address, 135 South State College Boulevard, Brea, CA  92821
S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251
H Business Address, 5300 Robin Hood Road, Norfolk, VA  23513
I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN  46240

 (c)           None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

 Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street,
Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the Fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

 Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92621, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240, 3500 Wiseman Boulevard, San Antonio, TX 78251 and 5300 Robin Hood Road, Norfolk, VA 23514.

 Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

 None.

ITEM 30.  UNDERTAKINGS.

 n/a


                         SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 27th day of October, 1998.

  THE AMERICAN FUNDS TAX-EXEMPT SERIES II
   By/s/  Paul G. Haaga, Jr.
          (Paul G. Haaga, Jr., Chairman of the Board)

 Pursuant to the requirements of the Securities Act of 1933, this amendment to registration statement has been signed below on October 27, 1998, by the following persons in the capacities indicated.

         Signature                              Title



(1)      Principal Executive Officer:

         /s/ Abner D. Goldstine                 President and Trustee

            (Abner D. Goldstine)

(2)      Principal Financial Officer
         and Principal Accounting Officer:

         /s/ Anthony W. Hynes, Jr.              Treasurer

            (Anthony W. Hynes, Jr.)

(3)      Trustees:

         H. Frederick Christie*                 Trustee
         Don R. Conlan*                         Trustee
         Diane C. Creel*                        Trustee

         Martin Fenton, Jr.*                    Trustee
         Leonard R. Fuller*                     Trustee

         /s/ Abner D. Goldstine                 President and Trustee

            (Abner D. Goldstine)

         /s/ Paul G. Haaga, Jr.                 Chairman and Trustee

            (Paul G. Haaga, Jr.

         Herbert Hoover III*                    Trustee

         Richard G. Newman*                     Trustee


*By  /s/ Julie F. Williams
 Julie F. Williams, Attorney-in-Fact
 Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of rule 485(b).
     /s/ Michael J. Downer
     (Michael J. Downer)
                   The Tax-Exempt Fund of California -- C-13